Filed with the Securities and Exchange Commission on November 17, 2008 1933 Act No. 333-146680 1940 Act No. 811-22132

                                                                                                                                   SECURITIES AND EXCHANGE COMMISSION
                                                                                                                                                        Washington, D.C. 20549

                                                                                                                                                               FORM N-1A

                                                                                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                           /X/

                                                                                           Pre-Effective Amendment No.                                                                                                                              /_/

                                                                                          Post-Effective Amendment No. 6                                                                                                                        /X/

                                                                                                                                                         and/or

                                                                          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                     /X/
                                                                              Amendment No. 8

(Check appropriate box or boxes)

ABERDEEN FUNDS
(Exact Name of Registrant as Specified in Charter)

5 Tower Bridge
300 Barr Harbor Drive, Suite 300
West Conshohocken, PA 19428
(Address of Principal Executive Offices) (Zip Code)

(610) 238-3600
(Registrant's Telephone Number, including Area Code)

Lucia Sitar, Esquire
c/o Aberdeen Asset Management Inc
1735 Market Street, 37th Floor
Philadelphia, PA 19103

(Name and Address of Agent for Service of Process)

With Copies to:

Barbara A. Nugent, Esquire
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

/_/           immediately upon filing pursuant to paragraph (b) of Rule 485

/X/           on November 17, 2008 pursuant to paragraph (b) of Rule 485

/_/           60 days after filing pursuant to paragraph (a)(1) of Rule 485

/_/           on (date) pursuant to paragraph (a)(1) of Rule 485

/_/          75 days after filing pursuant to paragraph (a)(2) of Rule 485

/_/          on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

    /_/  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment only relates to all of the share classes of the Aberdeen Core Plus Income Fund and Aberdeen Core Income Fund.

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Aberdeen Funds Aberdeen Core Plus Income Fund Aberdeen Core Income Fund
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PROSPECTUS November 17, 2008
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As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

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www.aberdeeninvestments.com

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ABERDEEN CORE PLUS INCOME FUND

The Aberdeen Core Plus Income Fund is primarily intended to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation.

Class Class A Class C Class R Institutional Class Institutional Service Class	Ticker ACBAX ACBCX ACBRX ACBMX ACBDX
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ABERDEEN CORE INCOME FUND

The Aberdeen Core Income Fund is primarily intended to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation.

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Class Class A Class C Class R Institutional Class Institutional Service Class	Ticker ACBEX ACBFX ACBHX ACBJX ACBKX
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2

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Section	Aberdeen Funds	Page 1
Section 1	Fund Summary & Performance	Page 2
	Aberdeen Core Plus Income Fund	Page 2
	Aberdeen Core Income Fund	Page 11
Section 2	Fund Details	Page 18
	Additional Information about Investments, Investment	Page 18
Techniques and Risks
Section 3	Fund Management	Page 22
	Investment Adviser & Subadviser	Page 22
	Management Fees	Page 22
	Portfolio Management	Page 23
Section 4	Historical Performance Data of the Adviser	Page 26
Section 5	Investing with Aberdeen Funds	Page 29
	A Note About Share Classes	Page 29
	Choosing a Share Class	Page 29
	Reduction and Waiver of Class A Sales Charges	Page 31
	Waiver of Contingent Deferred Sales Charges – Class A and	Page 33
Class C Shares
	Sales Charges and Fees	Page 35
	Administrative Services Fees	Page 35
	Revenue Sharing	Page 36
	Contacting Aberdeen Funds	Page 36
	Buying Shares	Page 38
	Fund Transactions – Class A and Class C Shares	Page 38
	Fair Value Pricing	Page 41
	In-Kind Purchases	Page 41
	Minimum Investments	Page 41
	Customer Identification Information	Page 42
	Accounts with Low Balances	Page 42
	Exchanging Shares	Page 42
	Automatic Withdrawal Program	Page 43
	Selling Shares	Page 43
	Excessive or Short-Term Trading	Page 44
	Restrictions on Transactions	Page 45
Exchange and Redemption Fees
Section 6	Distribution and Taxes	Page 48
	Income and Capital Gains Distributions	Page 48
	Selling and Exchanging Shares	Page 49
	Other Tax Jurisdictions	Page 49
	Tax Status for Retirement Plans and Other Tax-Deferred	Page 49
Accounts
	Backup Withholding	Page 49
Section 7	Financial Highlights	Page 49
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ABERDEEN FUNDS

This prospectus provides information about two funds (the “Funds”), the shares of which are offered by Aberdeen Funds (the “Trust”):

Aberdeen Core Plus Income Fund (“Core Plus Income Fund”)
Aberdeen Core Income Fund (“Core Income Fund”)

Both Funds are primarily intended to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation.

The following section summarizes key information about each Fund, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that either of the Funds will meet their objectives or that their performance will be positive for any period of time.

Each Fund’s investment objective can be changed without shareholder approval, although you will receive notice of any material change. Aberdeen Asset Management Inc. (the “Adviser”) serves as each Fund’s investment adviser.

A Note About Share Classes

Each Fund offers five share classes – Class A, Class C, Class R, Institutional Service Class and Institutional Class.

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Section 1 Aberdeen Core Plus Income Fund Summary and Performance

Objective

The Core Plus Income Fund seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation.

Principal Strategies

The Core Plus Income Fund seeks to achieve its objective by investing primarily (generally, at least 80% of its net assets) in a diversified portfolio of fixed income securities and instruments, which include, but are not limited to the following:

  U.S. Government securities (including Treasury, agency and government sponsored enterprises), foreign government and agency, supranational, and quasi government obligations, residential mortgage-backed securities (MBS),
  commercial mortgage-backed securities (CMBS),
  asset-backed securities (ABS),
  municipal obligations,
  corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds), loan participations and assignments including revolving credit facilities, inflation-indexed securities,
  non-dollar denominated securities,
  U.S. dollar denominated securities of foreign issuers,
  cash equivalents including commercial paper, repurchase agreements, and other short term investments, private placements including securities issued under 144(a), structured securities,
  derivative instruments including futures, interest rate swaps, options and credit derivatives, securities issued by government and non-government entities in emerging market countries as determined by the Adviser, and currency forward contracts.

Up to 25% of total assets may be invested in securities that are rated below investment grade (“junk bonds”). Investment grade securities are those rated Baa/BBB or higher by a nationally recognized statistical rating organization (“NRSRO”) including Moody’s Investor Services, Inc. (“Moody’s”), Standard and Poor’s Rating Group (“Standard & Poor’s”), or Fitch, Inc. (“Fitch”), or if unrated, determined by the Adviser to be of comparable quality. The Core Plus Income Fund may invest in securities issued by sovereign and non-sovereign entities domiciled in emerging market countries as determined by the Adviser.

Exposure to non-dollar denominated fixed income instruments is limited to 25% of the market value of the Fund. Un-hedged exposure to foreign currencies generally will not exceed 10% of the market value of the Fund. Currency forwards may be used for hedging purposes, as well as for outright active currency positions. Cross hedging is permitted. Furthermore, the net incremental aggregate sum of the currency exposures for non-hedging purposes, irrespective of whether they are long or short, cannot exceed 10% of the net assets of the Core Plus Income Fund.

Derivative instruments tied to permissible fixed income instruments are permitted for hedging and managing risk exposures. The Fund may use derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

The Core Plus Income Fund may also buy or sell securities on a forward commitment basis and lend portfolio securities.

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Principal Risks

The Core Plus Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Core Plus Income Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Credit Risk. Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to down grade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

Interest Rate Risk. Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.) As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities. Prepayment may reduce the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the Fund’s duration and reducing the value of such a security. Because the Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Call and Redemption Risk. Some bonds allow the issuer to call a bond for redemption (i.e., exercise its right to pay principal earlier than expected) before it matures. If this happens, the Core Plus Income Fund may be unable to recoup all of its initial investment and may be required to invest the proceeds in securities with lower yields.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a
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result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged homes to weaker borrowers (subprime mortgage loans) that have caused rising defaults on loans. The default rate on these loans is higher than initially anticipated and, continues to grow. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. Additionally, instability in the markets for mortgage-backed securities may affect the liquidity of such securities, which means that the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower rated mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. These events may increase the risks associated with investments in mortgage-backed securities.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

  Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.
  Sovereign Risk. An issuer of non-U.S. Sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.
  The Fund may have limited recourse to compel payment in the event of a default.
  Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the U.S.
  Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.
  Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
  Currency Risk. The Fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.
  Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the legal remedies available in the U.S.

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  Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.
  Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the Fund. In addition, special U.S. tax considerations may apply to the Fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

High Yield Securities and Bank Loan Risk. The Fund may invest or hold securities rated lower than Baa by Moody’s, BBB by Standard & Poor’s, or the equivalent rating of another NRSRO, which are considered below investment grade, or in comparable unrated securities. The Fund may continue to hold previously acquired securities that subsequently become rated below investment grade. Below investment grade securities are commonly known as “high yield” or “junk bonds.” Securities which are in the lower-grade categories generally offer a higher current yield than is offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, and greater liquidity concerns.

High yield securities and bank loans may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities and bank loans have in the past been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security or bank loan prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities or bank loans. If an issuer of high yield securities or bank loans defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The markets for high yield securities and bank loans may be less liquid than the markets for investment grade securities. To the extent that there is no established retail market for high yield securities or bank loans in which the Fund may invest, trading in such securities may be relatively inactive. Prices of high yield securities and bank loans may decline rapidly if a significant number of holders were to decide to sell their holdings in those securities. Changes in expectations regarding an individual issuer of high yield securities or bank loans generally could reduce market liquidity for such securities and make their sale by the Fund more difficult.

Derivatives Risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
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Pricing Risk. At times, market conditions may make it difficult to value some investments, and the Fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment’s sale. If the Fund has valued its securities too highly, you may pay too much for fund shares when you buy into the Fund. If the Fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

Securities Lending Risk. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or the withholding of their consent on a material matter affecting the investment.

Liquidity Risk. The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell liquid securities at an unfavorable time and conditions.

To the extent that the Fund invests in non-investment grade fixed income securities, and emerging country issuers it will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
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Non-Hedging Foreign Currency Trading Risk. The Fund’s Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.
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Portfolio Turnover. The Core Plus Income Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate is anticipated to exceed 100% per year. A higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

Other factors that could affect performance include:

  portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
  at times, market conditions might make it hard to value some investments or to get an attractive price for them.

If the value of the Core Plus Income Fund’s investments goes down, you may lose money.
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For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

Performance information is not available for the Core Plus Income Fund because it is new. However, the Adviser and its affiliates manage separate accounts and commingled funds with substantially similar investment objectives and policies as the Core Plus Income Fund. For more information about these similar accounts, including performance information, see “Historical Performance Data of the Adviser.”
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Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Core Plus Income Fund, depending on the share class you select.

	Class	Class C	Class R	Institutional	Institutional
	A	Shares	Shares	Service Class	Class
	Shares			Shares	Shares

Shareholder fees
(paid directly from
your investment)(1)

Maximum Sales	4.25%(2)	None	None	None	None
Charge (Load)
imposed upon
purchases (as a
percentage of offering
price)

Maximum Deferred	None(3)	1.00%(4)	None	None	None
Sales
Charge (Load) (as a
percentage of offering
or sale price,
whichever is less)

Redemption/Exchange	2.00%	2.00%	2.00%	2.00%	2.00%
Fee (as a percentage
of amount redeemed
or exchanged)(5)

Annual Fund
operating expenses
(expenses that are
deducted from fund
assets) (6)

Management Fees	0.33%	0.33%	0.33%	0.33%	0.33%

Distribution and/or	0.25%	1.00%	0.50%	None	None
Service (12b-1) Fees
Other Expenses(7)	0.41%	0.31%	0.41%	0.41%	0.31%

Total annual fund	0.99%	1.64%	1.24%	0.74%	0.64%
operating expenses

Less: Amount of Fee	0.14%	0.14%	0.14%	0.14%	0.14%
Limitations/Expense
Reimbursements(8)

Net annual fund	0.85%	1.50%	1.10%	0.60%	0.50%
operating expenses

		(Footnotes included after Example)
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Example

This Example is intended to help you compare the cost of investing in the Core Plus Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Core Plus Income Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A Shares*	$508	$714

Class C Shares	$360	$504

Class R Shares	$112	$380

Institutional Class Shares	$61	$222

Institutional Service Class Shares	$51	$191

* Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years

Class C Shares	$153	$504

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Core Plus Income Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 5, Investing with Aberdeen Funds: Choosing a Share Class-- Reduction and Waiver of Class A Sales Charges.

3	A contingent deferred sales charge (CDSC) of up to 0.75% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See Section 5, Investing with Aberdeen Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

4	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. For more information, see Section 5, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.

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5	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 15 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.

6	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund for the current fiscal year.

7	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.10% for Class A Shares, 0.10% for Class R Shares and 0.10% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

8	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.75% for Class A, 1.50% for Class C, 1.00% for Class R, 0.50% for Institutional Service Class, and 0.50% for Institutional Class at least through the Fund’s first year of operations. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.
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Section 1 Aberdeen Core Income Fund Summary and Performance

Objective

The Core Income Fund seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation.

Principal Strategies

The Core Income Fund seeks to achieve its objective by investing primarily (generally, at least 80% of its net assets) in a diversified portfolio of fixed income securities and instruments, which include, but are not limited to the following:

  U.S. Government securities (including Treasury, agency and government sponsored enterprises), foreign government and agency, supranational, and quasi government obligations, residential mortgage-backed securities (MBS),
  commercial mortgage-backed securities (CMBS),
  asset-backed securities (ABS),
  municipal obligations,
  corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds), loan participations and assignments including revolving credit facilities, inflation-indexed securities,
  U.S. dollar denominated securities of foreign issuers,
  non-U.S. dollar denominated issues provided that all currency exposure is hedged, cash equivalents including commercial paper, repurchase agreements, and other short term investments, private placements including securities issued under 144(a), structured securities,
  derivative instruments including futures, interest rate swaps, options and credit derivatives, and currency forward contracts.

The Core Income Fund will primarily invest in investment grade securities at the time of purchase. Investment grade securities are those rated Baa3/BBB- or higher. Up to 5% of the market value of the fund may be invested in securities rated Ba1/BB+ to Ba3/BB-. Ratings from a nationally recognized statistical rating organization (“NRSRO”) including Moody’s Investor Services, Inc. (“Moody’s”), Standard and Poor’s Rating Group (“Standard & Poor’s”), or Fitch, Inc. (“Fitch”) will apply, or if unrated, be determined by the Adviser to be of comparable quality.

Derivative instruments tied to permissible fixed income instruments are permitted for hedging and managing risk exposures. The Fund may use derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

The Core Income Fund may also buy or sell securities on a forward commitment basis and lend portfolio securities.

Principal Risks

The Core Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Core Income Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
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Credit Risk. Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to down grade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

Interest Rate Risk. Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.) As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities. Prepayment may reduce the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the Fund’s duration and reducing the value of such a security. Because the Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Call and Redemption Risk. Some bonds allow the issuer to call a bond for redemption (i.e., exercise its right to pay principal earlier than expected) before it matures. If this happens, the Core Income Fund may be unable to recoup all of its initial investment and may be required to invest the proceeds in securities with lower yields.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.
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Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged homes to weaker borrowers (subprime mortgage loans) that have caused rising defaults on loans. The default rate on these loans is higher than initially anticipated and, continues to grow. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. Additionally, instability in the markets for mortgage-backed securities may affect the liquidity of such securities, which means that the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower rated mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. These events may increase the risks associated with investments in mortgage-backed securities.

Foreign Investment Risk. The Fund will only invest in non-U.S. dollar denominated issues when currency exposure is hedged and such investments are not generally expected to exceed 5% of the Fund’s portfolio. Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

political and economic instability;

the impact of currency exchange rate fluctuations;

reduced information about issuers;

higher transaction costs;

less stringent regulatory and accounting standards; and

delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. Additionally, foreign investments may be subject to sovereign risk. An issuer of non-U.S. Sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. The Fund may have limited recourse to compel payment in the event of a default.

Derivatives Risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Pricing Risk. At times, market conditions may make it difficult to value some investments, and the Fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment’s sale. If the Fund has valued its securities too highly, you may pay too much for fund shares when you buy into the Fund. If the Fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

Securities Lending Risk. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the
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borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or the withholding of their consent on a material matter affecting the investment.

Liquidity Risk. The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Portfolio Turnover. The Core Income Fund is actively managed. As such, the Fund may have high portfolio turnover and the portfolio turnover rate is anticipated to exceed 100% per year. A higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund’s performance. High portfolio turnover may also increase share price volatility and may generate more short-term capital gains that will generally be taxable to Fund shareholders as ordinary income.

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Other factors that could affect performance include:

  portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.
  at times, market conditions might make it hard to value some investments or to get an attractive price for them.

If the value of the Core Income Fund’s investments goes down, you may lose money.

For additional information regarding the above identified risks, see Section 2, Fund Details: Additional Information about Investments, Investment Techniques and Risks.

Performance

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Performance information is not available for the Core Income Fund because it is new. However, the Adviser and its affiliates manage separate accounts and commingled funds with substantially similar investment objectives and policies as the Core Income Fund. For more information about these similar accounts, including performance information, see “Historical Performance Data of the Adviser.”
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Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Core Income Fund, depending on the share class you select.

	Class A	Class C	Class R	Institutional	Institutional
	Shares	Shares	Shares	Service	Class
				Class Shares	Shares

Shareholder fees (paid directly
from your investment)(1)

Maximum Sales Charge (Load)	4.25%(2)	None	None	None	None
imposed upon purchases (as a
percentage of offering price)

Maximum Deferred Sales	None(3)	1.00%(4)	None	None	None
Charge (Load) (as a percentage of
offering or sale price, whichever is
less)

Redemption/Exchange Fee (as a	2.00%	2.00%	2.00%	2.00%	2.00%
percentage of amount redeemed or
exchanged)(5)

Annual Fund operating expenses
(expenses that are deducted from
fund assets) (6)

Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%

Distribution and/or Service (12b-1)	0.25%	1.00%	0.50%	None	None
Fees

Other Expenses(7)	0.41%	0.31%	0.41%	0.41%	0.31%

Total annual fund operating	0.96%	1.61%	1.21%	0.71%	0.61%
expenses

Less: Amount of Fee	0.11%	0.11%	0.11%	0.11%	0.11%
Limitations/Expense
Reimbursements(8)

Net annual fund operating expenses	0.85%	1.50%	1.10%	0.60%	0.50%

(Footnotes included after Example)
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Example

This Example is intended to help you compare the cost of investing in the Core Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Core Income Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
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	1 Year	3 Years

Class A Shares*	$508	$707

Class C Shares	$360	$497

Class R Shares	$112	$373

Institutional Service Class Shares	$61	$216

Institutional Class Shares	$51	$184

* Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years

Class C Shares	$153	$497

**	Expenses paid on the same investment in Class A (unless your shares are subject to a CDSC applicable to purchases of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Core Income Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 5, Investing with Aberdeen Funds: Choosing a Share Class-- Reduction and Waiver of Class A Sales Charges.

3	A contingent deferred sales charge (CDSC) of up to 0.75% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder’s fee was paid. See Section 5, Investing with Aberdeen Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

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4	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. For more information, see Section 5, Investing with Aberdeen Funds: Choosing a Share Class – Class C Shares.

5	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 15 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.

6	The “Annual Fund Operating Expenses” are annualized expenses based on anticipated fees and expenses payable by the Fund for the current fiscal year.

7	“Other Expenses” include other ordinary operating expenses of the Fund including administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently anticipate selling its shares to intermediaries that charge the full amount permitted during the current fiscal year. The amount currently reflected in “Other Expenses” for administrative services fees is 0.10% for Class A Shares, 0.10% for Class R Shares and 0.10% for Institutional Service Class Shares. If the maximum amount of administrative services fees were charged, the “Net annual fund operating expenses” would be higher.

8	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.75% for Class A, 1.50% for Class C, 1.00% for Class R, 0.50% for Institutional Service Class, and 0.50% for Institutional Class at least through the Fund’s first year of operations. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement at the time the expenses are waived.

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Section 2 Fund Details

Additional Information about Investments, Investment Techniques and Risks

U.S. Government Securities and U.S. Government Agency Securities - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.	S. government agency securities may include obligations issued by:

the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates;

the Federal Home Loan Banks;

the Federal National Mortgage Association (“FNMA”);

the Federal Home Loan Mortgage Corporation (“FHLMC”); and

the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of the Fund are not guaranteed.

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FNMA and FHLMC hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas FNMA and FHLMC could buy, and until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over FNMA and FHLMC and placing the companies in conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Mortgage-Backed Securities - These fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”
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Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
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A Fund generally will invest in fixed or floating rate mortgage-backed securities which include, but are not limited to, U.S. Government agency securities issued by GNMA, FHLMC or FNMA and non-agency issued securities. A Fund may purchase securities on a when issued, to be announced, delayed delivery, delayed settlement, or forward commitment basis. A Fund may also utilize grantor trusts and senior classes of real estate investment conduits or other legal structures, including collateralized mortgage obligations
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(“CMO’s”), as well as Interest Only (“IO”) or Principal Only (“PO”) instruments in combination with each other or with MBS pass-throughs to synthetically create pass-through equivalents. MBS pass-through roll proceeds may be re-invested in short duration instruments with an effective duration of 1 year or less including a short duration mutual fund or a pooled fund.

Asset-Backed Securities - Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Impact of Sub-Prime Mortgage Market. The Funds may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund’s investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

High-Yield Bonds, Bank Loans and Other Lower Rated Securities - Investment in high-yield bonds (also known as junk bonds), bank loans and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities and bank loans tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, funds that invest in high-yield bonds and bank loans are subject to the following risks:

  increased price sensitivity to changing interest rates and to adverse economic and business developments;
  greater risk of loss due to default or declining credit quality;
  greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due; and
  negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

Municipal Securities – The Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of
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the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

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Repurchase Agreements - When entering into a repurchase agreement, a Fund essentially makes a short-term loan to a qualified bank or broker-dealer. A Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

Derivatives – The Funds may invest in derivatives. A derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

  the other party to the derivatives contract may fail to fulfill its obligations;
  their use may reduce liquidity and make a Fund harder to value, especially in declining markets;
  a Fund may suffer disproportionately heavy losses relative to the amount invested; and
  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Derivative instruments are permitted for hedging and managing risk exposures. Permitted derivative instruments include, but are not limited to, fixed income futures, swaps, currency forwards, and credit derivatives. Derivative instruments may be used to adjust the interest rate, yield curve, currency, volatility, credit or spread risk exposure of a Fund, or for other purposes deemed necessary by the Adviser in good faith to advance the purposes of the Fund. Credit derivatives may be used to adjust a Fund’s exposure to a market sector and/or to sell/buy protection on the credit risk of individual issuers or a basket of individual issuers. A Fund may use certain derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. For the Core Plus Income Fund, it is anticipated that the notional exposure to credit derivatives will not exceed 20% of the Fund’s total assets and the notional exposure to derivatives overall will not exceed 25% of the Fund’s total assets. For the Core Income Fund, it is anticipated that the notional exposure to credit derivatives will not exceed 10% of the Fund’s total assets and the notional exposure to derivatives overall will not exceed 15% of the Fund’s total assets.

Zero Coupon Bonds - These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.
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Floating- and Variable-Rate Securities - These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating-and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund’s income.

Like other fixed-income securities, floating and variable rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Securities Lending - The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to the Fund.

Temporary Investments – Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

  U.S. or foreign government securities or securities of their agencies or instrumentalities;
  certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks;
  prime quality commercial paper;
  bonds, debentures, and short and intermediate term notes;
  repurchase agreements covering any of the securities in which the Fund may invest directly; and
  shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information (“SAI”) contains more information on the Funds’ principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Other Information

Commodity Pool Operator Exemption

Each Fund is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Portfolio Holdings Disclosure

Each Fund posts onto the Trust’s internet site, www.aberdeeninvestments.com, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.
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 Section 3 Fund Management Investment Adviser & Subadviser

Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”), a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. As of June 30, 2008, the Adviser had approximately $40.8 billion in assets under management. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

Aberdeen Asset Management Investment Services Limited (“AAMISL” or “Subadviser”), a United Kingdom corporation, serves as the Subadviser to the Core Plus Income Fund. AAMISL’s principal place of business is located at One Bow Churchyard, London, England, EC4M9HH. As of June 30, 2008, AAMISL had approximately $2 billion in assets under management. The Adviser and Subadviser are responsible for the day-to-day management of the Core Plus Income Fund’s investments.

The Adviser and Subadviser are each wholly owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $226.2 billion in assets as of June 30, 2008 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ first annual or semi-annual report to shareholders.

Management Fees

Each Fund pays the Adviser a management fee based on the Fund’s average daily net assets. With respect to the Core Plus Income Fund, the Adviser pays the Subadviser from the management fee it receives.

The total annual advisory fees each Fund pays the Adviser (as a percentage of average daily net assets of each Fund) are as follows:

Fund Assets	Management Fee

Core Plus Income Fund
On assets up to $500 million	0.325%
On assets of $500 million up to $1 billion	0.305%
On assets of $1 billion up to $5 billion	0.285%
On assets of $5 billion or more	0.255%

Core Income Fund
On assets up to $2 billion	0.30%
On assets of $2 billion up to $5 billion	0.275%
On assets of $5 billion or more	0.25%
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Portfolio Management

The Core Plus Income Fund and the Core Income Fund are each managed by a team of investment professionals. Portfolio decisions are made jointly by the Head of U.S. Fixed Income Investment along with the Senior Portfolio Managers. AAMI personnel handle day-to-day operations of the U.S. fixed income portion of the Core Plus Income Fund and the entire portfolio of the Core Income Fund, AAMISL personnel are responsible for day-to-day management of the Core Plus Income Fund’s foreign securities, foreign currencies and related investments. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Core Plus Income Fund and Core Income Fund, if any. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Core Plus Income Fund and Core Income Fund:

Keith Bachman, Senior Portfolio Manager (AAMI)
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Mr. Bachman is a senior portfolio manager for U.S. Fixed Income. Mr. Bachman joined the Adviser in 2007 with 17 years of experience as director of credit research at Stone Tower Capital, high yield analyst/portfolio manager at Deutsche Asset Management, high yield analyst/director of distressed investments at Oppenheimer Funds, high yield analyst at Merrill Lynch and bond analyst and fund accountant at T. Rowe Price. He has a B.A. from the University of Maryland Baltimore County and an M.B.A. from Columbia Business School.

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Warren Davis III, Senior Portfolio Manager (AAMI)
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Mr. Davis is a senior portfolio manager for U.S. Fixed Income, specializing in mortgage- and asset-backed fixed income investments for the Adviser since December 2005. Prior to joining the Adviser, Mr. Davis served as a Managing Director of Deutsche Asset Management, which he joined in 1995 after 9 years of experience as a trader, analyst and developer of analytical and risk management systems for Paine Webber and Merrill Lynch. Mr. Davis has a B.S. from Pennsylvania State University and an M.B.A. from Drexel University.

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Christopher Gagnier, Head of U.S. Fixed Income (AAMI)

Mr. Gagnier serves as Head of U.S. Fixed Income Investment and joined the Adviser in 2005 when the Adviser acquired a portion of the fixed income business of Deutsche Asset Management. He has oversight of the U.S. fixed income investment team and process. Mr. Gagnier has headed the Core Strategy since 1999 (as an employee at Deutsche Asset Management) and is senior portfolio manager for corporate and high yield securities for the Adviser. Mr. Gagnier is also primarily responsible for strategy allocations and portfolio management for the Fund. Prior to joining the Adviser, Mr. Gagnier served as a Managing Director of Deutsche Asset Management, which he joined in 1997 after 17 years of experience in fixed income investments at Paine Webber and Continental Bank. Mr. Gagnier has a B.S. from Wharton School of Business and an M.B.A. from University of Chicago.

Neil Moriarty, Senior Portfolio Manager (AAMI)
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Mr. Moriarty is a senior portfolio manager focusing on the mortgage and government sectors for U.S. Fixed Income. Mr. Moriarty joined the Adviser in December 2005 after 16 years of experience in fixed income trading and research at several Wall Street firms including Deutsche Asset Management, PaineWebber and Chase Securities. Mr. Moriarty also acted as a fixed income portfolio manager at Swarthmore/Cypress Capital Management for two years. Mr. Moriarty has a B.A. from the University of Massachusetts, Amherst.

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Daniel Taylor, CFA, Senior Portfolio Manager (AAMI)
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Mr. Taylor has served as a senior portfolio manager for U.S. Fixed Income, specializing in asset-backed and commercial mortgage fixed income investments for the Adviser since 2005. Prior to joining the Adviser, Mr. Taylor served as a Managing Director of Deutsche Asset Management, which he joined in 1998 after 6 years of experience as a fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors. Mr. Taylor has a B.S. from Villanova University.

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Timothy Vile, CFA, Senior Portfolio Manager (AAMI)
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Mr. Vile has served as a senior portfolio manager for the Core Fixed Income and Global Aggregate Fixed Income products for the Adviser since December 2005. Mr. Vile was seconded to the London office from January 1999 to June 2002 to design and develop the firm’s European credit and global aggregate capabilities. Prior to joining the Adviser, Mr. Vile served as a Managing Director of Deutsche Asset Management, which he joined in 1991 as a member of the firm’s core fixed income team. Prior to Deutsche Asset Management, Mr. Vile had 6 years of experience that included serving as a portfolio manager for fixed income portfolios at Equitable Capital Management. Mr. Vile has a B.S. from Susquehanna University.
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Core Plus Income Fund only:

Brett Diment, Head of Emerging Market Debt (AAMISL)

Brett Diment is the head of emerging markets on the fixed income team. Mr. Diment joined AAMISL via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Mr. Diment held the same role at Deutsche Asset Management since 1999. Mr. Diment joined Deutsche Asset Management in 1991 as a graduate and started researching emerging markets in 1995. Mr. Diment graduated with a B.Sc. from the London School of Economics.
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Section 4 Historical Performance Data of the Adviser

The following tables gives the historical performance of actual, fee-paying separate accounts, and commingled funds referred to as a “Composite,” managed by the Adviser or its affiliates that have investment objectives, policies, strategies and risks substantially similar to those of each Fund. The Composite does not reflect all of the firm’s assets under management. A complete list and description of the firm’s composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Core Plus Income or Core Income Funds. Performance is historical and does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Funds. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFAI®).1 All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in the Composite were under management for the entire reporting period. There is no minimum asset size below which portfolios were excluded from the Composite. The currency used to express performance in the Composite is U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The accounts that are included in the Composite are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Funds.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Funds. The Funds have no performance record, and the performance data shown below should not be considered a substitute for each Fund’s own performance information. Total return performance of each Fund will be calculated in accordance with the regulations of the Securities and Exchange Commission (“SEC”). The SEC standardized average annual total return is neither time weighted or asset weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of each Fund at the maximum public offering price. Investors should be aware that the differences in the methodology between the CFAI and the SEC could result in different performance data for identical time periods.
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[1]	CFAI is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFAI offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFAI performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). CFAI has not been involved in the preparation or review of this report.

 The Core Plus Income Composite Characteristics* (1/1/96 through 6/30/08)

Rate of Return %

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 The Core Income Fund Composite Characteristics* (01/01/97 through 6/30/08)

Rate of Return %

1)	The Lehman Brothers U.S. Aggregate Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, U.S. Government-Related, Corporate, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986, with index history backfilled to January 1, 1976.

2)	Aberdeen PLC (the “Firm”) is defined as all portfolios managed globally by subsidiaries of Aberdeen PLC, excluding Property, Private Equity, Private Client and Lloyds Syndicate portfolios. The Firm is comprised of three divisions that either were or were part of legacy firms (Aberdeen Asset Management Inc. and the Fixed Income products of Deutsche Asset Management UK and Deutsche Asset Management Americas) plus the Aberdeen non- U.S. asset management divisions. The inception date of the Firm is December 1, 2005. Composite returns, start date and composite and firm assets reported prior to December 1, 2005 represent those of the legacy firm which managed the product at the time. A complete list of the Firm’s composites is available upon request.
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3)	The dispersion of annual returns is measured by the standard deviation among asset-weighted portfolio returns represented within the composite for the full year. Dispersion is not calculated for composites with less than five accounts for the whole period.

*This composite includes all fee-paying portfolios equal to or over U.S. $10 million, managed on a discretionary basis according to the composite strategy, which seeks to out perform the Lehman Brothers U.S. Aggregate Bond Index. Returns include the reinvestment of all income. Returns are time-weighted total rates of return including cash and cash equivalents, income and realized and unrealized gains and losses. Returns are shown net of non-recoverable tax, while recoverable tax is included on a cash basis. Gross returns are presented before management and custodial fees, but after all trading expenses. Net returns are calculated after the deduction of a representative management fee.

 Section 5 Investing with Aberdeen Funds A Note About Share Classes

Each Fund offers five share classes – Class A, Class C, Class R, Institutional Service Class and Institutional Class.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each Fund are set forth in the Fund Summary.

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Choosing a Share Class

When selecting a share class, you should consider the following:

  which share classes are available to you;
  how long you expect to own your shares;
  how much you intend to invest;
  total costs and expenses associated with a particular share class; and
  whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

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The Aberdeen Funds offer several different share classes each with different price and cost features.

  Class A Shares. If you are making an investment of $100,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A shares.
  Class C Shares. If you are uncertain as to how long you will hold your shares and would prefer not to pay an initial sales charge you might consider Class C shares. By not paying a front-end sales charge, your full investment immediately goes toward buying shares. However, Class C shares are subject to a distribution and service fee, which will cause Class C shares to have a higher expense ratio and thus, make lower dividend payments (to the extent there are dividend payments) than Class A shares. Additionally, if you redeem your shares within one year, you are subject to a 1% contingent deferred sales charge.

The table below provides a further comparison of Class A and Class C shares, which are available to all investors.

In addition to Class A and Class C shares, each Fund also offers Class R, Institutional Service Class and Institutional Class shares which are only available to institutional accounts. Class R, Institutional Service Class and Institutional Class shares are subject to different fees and expenses, have different minimum investment requirements, and are entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which Fund and share class is most appropriate for your situation.

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Comparing Class A and Class C Shares

Classes and Charges                                                                            Points to Consider

Class A Shares

Front-end sales charge up to 4.25% for Class A shares                  A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC)(1)                                     Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25%                                          Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share.

Administrative services fee of up to 0.25%                                        No conversion feature.

                                                                                                                   No maximum investment amount.

Class C Shares CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares. No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.
Annual service and/or 12b-1 fee of 1.00% No administrative services fee

Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.

No conversion feature.

Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

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(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)	This limit was calculated based on a one-year holding period.
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Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares

	Sales Charge as a Percentage of

			Dealer Commission
		Net Amount Invested	as a Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price

Less than $100,000	4.25%	4.44%	3.75%

$100,000 up to $250,000	3.50%	3.63%	3.00%

$250,000 up to $500,000	2.50%	2.56%	2.00%

$500,000 up to $1 million	2.00%	2.04%	1.75%

$1 million or more	None	None	None**

*	The offering price of Class A Shares of a Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because a Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and “Reduction of Class A Sales Charges” in the SAI for more information. This information regarding breakpoints is available free of charge at www.aberdeeninvestments.com.

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Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

  A Larger Investment. The sales charge decreases as the amount of your investment increases.
  Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class B, Class C or Class D shares (not all Aberdeen Funds offer Class B or Class D shares) in all Aberdeen Funds that you currently own or are currently purchasing to the value of your Class A purchase.
  Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)
  Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

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Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

  investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Funds or the Funds’ distributor to waive sales charges;
  directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;
  any investor who pays for shares with proceeds from sales of Class D shares of an Aberdeen Fund (Class D shares are offered by other Aberdeen Funds, but not these Funds) and Class A Shares are purchased instead;
  retirement plans;
  investment advisory clients of the Adviser’s affiliates; and
  directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares).

A CDSC of up to 0.75% applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

  if you are eligible to purchase Class A shares without a sales charge for another reason; or
  no finder’s fee was paid; or
  to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%
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A shareholder may be subject to a CDSC if he or she redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of each Fund is described above; however, the CDSC for Class A shares of other Aberdeen Funds may be different and are described in their respective prospectuses. If you purchase more than one Aberdeen Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Aberdeen Funds purchased and is proportional to the amount you redeem from each Aberdeen Fund.

Waiver of Contingent Deferred Sales Charges – Class A and Class C Shares

The CDSC is waived on:

  the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;
  Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;
  mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70½ and for other required distributions from retirement accounts; and
  redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds, the Funds’ Adviser or the Funds’ distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.
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If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

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Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The Funds’ distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares.

Share Classes Available Only to Institutional Accounts

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.
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If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

  the level of distribution and administrative services the plan requires;
  the total expenses of the share class; and
  the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

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Class R Shares

Class R shares are available to retirement plans including:

  401(k) plans;
  457 plans;
  403(b) plans;
  profit sharing and money purchase pension plans;
  defined benefit plans;
  non-qualified deferred compensation plans; and
  other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.
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The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

  institutional non-retirement accounts;
  traditional and Roth IRAs;
  Coverdell Education Savings Accounts;
  SEPs and SAR-SEPs;
  SIMPLE IRAs;
  one-person Keogh plans;
  individual 403(b) plans; or
  529 Plan accounts.

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Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

  retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;
  retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;
  registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services; or
  life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following: • funds of funds offered by affiliates of the Funds;

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  retirement plans for which no third-party administrator receives compensation from the Funds;
  institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;
  rollover individual retirement accounts from such institutional advisory accounts;
  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;
  registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients; or
  high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees Sales Charges

Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial adviser or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits the Class A, Class C and Class R shares of the Funds to compensate the Funds’ distributor or any other entity approved by the Board of the Trust (collectively, “payees”) for expenses associated with distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fee.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

Class Class A shares Class C shares Class R shares	As a % of Daily Net Assets 0.25% (distribution or service fee) 1.00% (0.25% service fee) 0.50% (0.25% of which may be either a distribution or service fee)
Administrative Services Fees

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

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Because these fees are paid out of a Fund’s Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Trust’s Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

  the Funds’ distributor and other affiliates of the Adviser;
  broker-dealers;
  financial institutions; and
  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.
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Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

  make transactions;
  hear fund price information; and
  obtain mailing and wiring instructions.

Internet Go to www.aberdeeninvestments.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

  download Fund prospectuses;
  obtain information on the Aberdeen Funds;
  access your account information; and
  request transactions, including purchases, redemptions and exchanges.
By Regular Mail Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148.
By Overnight Mail Aberdeen Funds, 3435 Stelzer Road, Columbus, Ohio 43219.
By Fax 866-923-4269.

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Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

  calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.
  generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.
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  New Year’s Day
  Martin Luther King, Jr. Day
  Presidents’ Day
  Good Friday
  Memorial Day
  Independence Day
  Labor Day
  Thanksgiving Day
  Christmas Day
  Other days when the New York Stock Exchange is closed.

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Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Buying Shares

Fund Transactions – Class A and Class C Shares

All transaction orders must be received by the Funds’ transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares                                                    How to Exchange* or Sell** Shares

Be sure to specify the class of shares                    *   Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.
you wish to purchase. Each Fund may
reject any order to buy shares and may                 ** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below suspend the offering of shares at any time.

Through an authorized intermediary.                   Through an authorized intermediary. The Funds or the Funds’ distributor
The Funds or the Funds’ distributor has                has relationships with certain brokers and other financial intermediaries
relationships with certain brokers and                    who are authorized to accept purchase, exchange and redemption
other financial intermediaries who are                    orders for the Funds. Your transaction is processed at the NAV next
authorized to accept purchase, exchange              calculated after the Funds’s transfer agent or an authorized intermediary
and redemption orders for the Funds. Your           receives your order in proper form.
transaction is processed at the NAV next
calculated after the Funds’ transfer agent
or an authorized intermediary receives your
order in proper form.

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By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com. However, the Funds may discontinue on-line transactions of Fund shares at any time.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeeninvestments.com. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)

  if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.
  your bank may charge a fee to wire funds.
  the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

  your proceeds typically will be wired to your bank on the next business day after your order has been processed.
  Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.
  your financial institution may also charge a fee for receiving the wire.
  funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.
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By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.
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Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Fair Value Pricing

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The Trust’s Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Pricing Committee, consisting of officers of the Trust and employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Pricing Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Valuation Committee of the Board of Trustees.

A “significant event” is an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Minimum Investments

Class A and Class C Shares
To open an account
To open an IRA account
Additional investments
To start an Automatic Asset Accumulation Plan
Additional Investments (Automatic Asset Accumulation Plan)

Class R Shares
To open an account
Additional Investments

$2,000 (per Fund) $1000 (per Fund) $100 (per Fund) $1,000 (per Fund) $50 No Minimum No Minimum
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Institutional Service Class Shares To open an account Additional Investments Institutional Class Shares To open an account Additional Investments	$50,000 (per Fund) No Minimum $1,000,0000 (per Fund) No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

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As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

  name;
  date of birth (for individuals);
  residential or business street address (although post office boxes are still permitted for mailing); and
  Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

  If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.
  Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA Accounts).
  In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

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You may exchange your Fund shares for shares of any Aberdeen Fund that is currently accepting new investments as long as:

  both accounts have the same registration;
  your first purchase in the new fund meets its minimum investment requirement; and
  you purchase the same class of shares. For example, you may exchange between Class A shares of any Aberdeen Fund, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class C, Class R, Institutional Class or Institutional Service Class shares. However,

  if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
  if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

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For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

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Automatic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Selling Shares
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You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

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You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

  the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  trading is restricted; or
  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

  is engaged in excessive trading or
  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserves the right to reinvest the

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check proceeds and future distributions in the shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind by shareholders including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for redemptions of shares of a Fund in any of the following instances:

  your account address has changed within the last 15 calendar days;
  the redemption check is made payable to anyone other than the registered shareholder;
  the proceeds are mailed to any address other than the address of record; or
  the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

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A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Aberdeen Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Aberdeen Funds or sales and repurchases of Aberdeen Funds within a short time period) may:

  disrupt portfolio management strategies;
  increase brokerage and other transaction costs; and
  negatively affect fund performance.

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Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in fund shares and other factors. A fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

Monitoring of Trading Activity

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The Funds, through the Adviser, its subadviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

  restrict purchases or exchanges that a Fund or its agents believe constitute excessive trading and reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

  an exchange equaling 1% or more of a Fund’s NAV may be rejected and redemption and exchange fees are imposed on certain Aberdeen Funds. These Aberdeen Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Aberdeen Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Funds have fair value pricing procedures in place as described above in Section 5, Investing with Aberdeen Funds: Buying Shares--Share Price. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

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Exchange and Redemption Fees

In order to discourage excessive trading, the Aberdeen Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

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Redemption and exchange fees do not apply to:

  shares redeemed or exchanged under regularly scheduled withdrawal plans;
  shares purchased through reinvested dividends or capital gains;
  shares redeemed following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;
  shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70½ and other required distributions from retirement accounts;
  shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction; or
  shares redeemed or exchanged by any “fund of funds” that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show

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evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Fund is notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

  broker wrap fee and other fee-based programs;
  qualified retirement plan accounts
  omnibus accounts where there is no capability to impose a redemption fee on underlying customers’ accounts; and
  intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Aberdeen Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Aberdeen Fund if you have held the shares of the fund for less than the minimum holding period listed below:
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		Minimum
	Exchange/	Holding Period
Fund	Redemption Fee	(Calendar Days)

Aberdeen China Opportunities Fund	2.00%	90
Aberdeen Developing Markets Fund	2.00%	90
Aberdeen Global Financial Services Fund	2.00%	90
Aberdeen Health Sciences Fund	2.00%	90
Aberdeen Natural Resources Fund	2.00%	90
Aberdeen Technology and Communications Fund	2.00%	90
Aberdeen Global Utilities Fund	2.00%	90
Aberdeen Hedged Core Equity Fund	2.00%	90
Aberdeen International Equity Fund	2.00%	90
Aberdeen Select Mid Cap Growth Fund	2.00%	90
Aberdeen Small Cap Fund	2.00%	90
Aberdeen Small Cap Opportunities Fund	2.00%	90
Aberdeen Small Cap Growth Fund	2.00%	90
Aberdeen Select Small Cap Fund	2.00%	90
Aberdeen Small Cap Value Fund	2.00%	90
Aberdeen Equity Long-Short Fund	2.00%	90
Aberdeen Select Worldwide Fund	2.00%	90
Aberdeen Select Equity Fund	2.00%	30
Aberdeen Select Growth Fund	2.00%	30
Aberdeen Core Plus Income Fund	2.00%	15
Aberdeen Core Income Fund	2.00%	15
Aberdeen Tax-Free Income Fund	2.00%	7

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Section 6 Distributions and Taxes

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as certain federal income tax consequences of owning Fund shares. The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Funds generally pay no federal income tax on the income and gains distributed to you. The amount of any distribution will vary, and there is no guarantee the Funds will pay either an income dividend or a capital gains distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gains Distributions

The Core Plus Income Fund expects to declare and distribute its net investment income monthly, if any, to shareholders as dividends. The Core Income Fund expects to declare daily and distribute monthly its net investment income, if any, to shareholders as dividends. Capital gains, if any, may be distributed at least annually. The Funds may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.

If you are a taxable investor, dividends and capital gains distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes or local taxes:

  distributions are taxable to you at either ordinary income or capital gains tax rates;
  distributions of short-term capital gains are federally taxable at applicable ordinary income tax rates;
  distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
  either none or only a small portion of the income dividends paid to you by the Fund will (i) in the case of individual shareholders, be qualified dividend income eligible for taxation at long-term capital gains tax rates provided certain holding period requirements are met, or (ii) in the case of corporate shareholders, be eligible for the corporate dividend-received deduction subject to certain limitations. This is because the Fund invests primarily in fixed income securities that earn interest income; and
  distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Mutual funds may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099 to reflect reclassified information.

Distributions from a Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

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If you are a taxable investor and invest in a Fund shortly before it makes a capital gains distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”
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Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Aberdeen Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Other Tax Jurisdictions

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.

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Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gains distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

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Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

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This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about Federal, state, local or foreign tax consequences before making an investment in the Funds.

Section 7 Financial Highlights

Because the Funds are new, they have no financial history.

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Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents –which may be obtained free of charge – contain additional information about the Funds:

  Statement of Additional Information (incorporated by reference into this Prospectus)
  Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance)
  Semiannual Reports

The above documents are available free of charge at the Aberdeen Funds website at www.aberdeeninvestments.com. To obtain any of the above documents free of charge, to request other information about the Funds, or to make other shareholder inquiries, you may also contact us at the address or toll free number listed below.

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To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

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If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at www.aberdeeninvestments.com or call 866-667-9231 for information.
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For Additional Information Contact:

By Regular Mail:

Aberdeen Funds P.O. Box 183148 Columbus, Ohio 43218-3148 By Overnight Mail: Aberdeen Funds 3435 Stelzer Road Columbus, Ohio 43219 For 24-Hour Access:

866-667-9231 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also visit the Aberdeen Funds’ website at www.aberdeeninvestments.com.

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Information From the Securities and Exchange Commission (SEC)

You can obtain information about the Funds, including the SAI from the SEC on the SEC’s EDGAR database via the Internet at www.sec.gov;
  by electronic request to publicinfo@sec.gov;
  in person at the SEC’s Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090); or
  by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132
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Statement of Additional Information

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November 17, 2008

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ABERDEEN FUNDS Aberdeen Core Plus Income Fund Aberdeen Core Income Fund

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Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 27 series as of the date hereof. This Statement of Additional Information (“SAI”) relates to the series of Trust listed above (each, a “Fund” and collectively, the “Funds”).

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This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Funds’ Prospectus.

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Terms not defined in this SAI have the meanings assigned to them in the Prospectus. You can order copies of the Prospectus without charge by writing to Citi Fund Services Ohio, Inc. (“Citi”) at 3435 Stelzer Road, Columbus, Ohio 43219-3035 or calling (toll-free) 866-667-9231.

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GENERAL INFORMATION

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The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007. The Trust currently consists of 27 separate series, each with its own investment objective. Each Fund is a diversified, open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

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ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
INVESTMENT POLICIES

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The Aberdeen Core Plus Income Fund

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     The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for the Funds. A “Y” in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. A “N” in the table indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique

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Types of Investment or Technique	Aberdeen Core Plus Income	Aberdeen Core Income

Adjustable rate securities	Y	Y

Asset-backed securities	Y	Y

Certificates of Deposits and Bankers’ Acceptances	Y	Y

Mortgage-backed and mortgage pass-through	Y	Y
securities

Stripped mortgage securities	Y	Y

Collateralized mortgage obligations	Y	Y

Common stocks	Y	Y

Convertible securities	Y	Y

Corporate Obligations	Y	Y

Direct Debt Instruments	Y	Y

Advance Refunded Bonds	Y	Y

Dollar roll transactions	Y	Y

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Types of Investment or Technique	Aberdeen Core Plus Income	Aberdeen Core Income

Eurodollar Instruments	Y	Y

Eurobonds	Y	Y

Foreign currencies	Y	N

Foreign fixed income securities including	Y	Y
Sovereign Debt and Privatized Enterprises

Brady Bonds	Y	N

Foreign commercial paper	Y	Y

Non-investment grade debt (High Yield/High Risk	Y	Y
Bonds)

Illiquid and Restricted securities	Y	Y

Private Placement Commercial Paper	Y	Y

Borrowing	Y	Y

Indexed securities	Y	Y

Lending portfolio securities	Y	Y

Investment of securities lending collateral	Y	Y

Participation Interests	Y	Y

Real estate investment trust (REITs)	Y	Y

Repurchase agreements	Y	Y

Reverse repurchase agreements	Y	Y

Securities backed by guarantees	Y	Y

Strategic Transactions and Derivatives	Y	Y

Futures	Y	Y

Options	Y	Y

Swap, Caps, Floors and Collars	Y	Y

Credit Default Swaps	Y	Y

Synthetic Investments	Y	Y

Currency Transactions	Y	Y

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Types of Investment or Technique	Aberdeen Core Plus Income	Aberdeen Core Income

Stripped zero coupon securities/Custodial Receipts	Y	Y

Supranational Entities	Y	Y

Trust Preferred Securities	Y	Y

U.S. government securities	Y	Y

Warrants	Y	N

When-issued/delayed-delivery securities	Y	Y

Standby Commitment Agreements	Y	Y

Temporary Investments	Y	Y

Money market instruments	Y	Y

Securities of Investment companies	Y	Y

Preferred stocks	Y	Y

Pay-in-kind bonds and Deferred payments	Y	Y
securities

Loan Participations and Assignments	Y	Y

Forward currency contracts	Y	Y

Put Bonds	Y	Y

Municipal Securities	Y	Y

Loans	Y	Y

Structured Securities	Y	Y

Inverse Floating Rate Instruments	Y	Y
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     Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of the Funds.

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DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

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Aberdeen Core Plus Income Fund General Investment Objective and Policies

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     The Aberdeen Core Plus Income Fund (“Core Plus Income Fund”) seeks to maximize total return consistent with the preservation of capital and prudent investment management by investing for both current income and capital appreciation. The Core Plus Income Fund seeks to achieve its objective by investing primarily (generally, at least 80% of its net assets) in a diversified portfolio of fixed income securities and instruments, which include, but are not limited to the following:

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  U.S. Government securities (including Treasury, agency and government sponsored enterprises),
  Foreign government and agency, supranational, and quasi government obligations,
  Residential mortgage-backed securities (MBS),
  Commercial mortgage-backed securities (CMBS),
  Asset-backed securities (ABS),
  Municipal obligations,
  Corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds),
  Loan participations and assignments including revolving credit facilities,
  Inflation-indexed securities,
  Non-dollar denominated securities,
  U.S. dollar denominated securities of foreign issuers,
  Cash equivalents, including commercial paper, repurchase agreements, and other short term investments,
  Private placements including securities issued under 144(a),
  Structured securities,
  Derivative instruments including futures, interest rate swaps, options and credit derivatives,
  Securities issued by government and non-government entities in emerging market countries as determined by the Adviser, and
  Currency forward contracts.
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     Up to 25% of total assets may be invested in securities that are rated below investment grade (“junk bonds”). Investment grade securities are those rated Baa/BBB or higher by a nationally recognized statistical rating organization (“NRSRO”) including Moody’s Investor Services, Inc. (“Moody’s”), Standard and Poor’s Rating Group (“Standard & Poor’s”), or Fitch,

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Inc. (“Fitch”), or if unrated, determined by the Adviser to be of comparable quality. The Core Plus Income Fund may invest in securities issued by sovereign and non-sovereign entities domiciled in emerging market countries as determined by the Adviser.

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     Exposure to non-dollar denominated fixed income instruments is limited to 25% of the total assets of the Core Plus Income Fund. Un-hedged exposure to foreign currencies generally will not exceed 10% of the total assets of the Fund. Currency forwards may be used for hedging purposes, as well as for outright active currency positions. Cross hedging is permitted. Furthermore, the net incremental aggregate sum of the currency exposures for non-hedging purposes, irrespective of whether they are long or short, cannot exceed 10% of the net assets of the Core Plus Income Fund.

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     The Core Plus Income Fund may also buy or sell securities on a forward commitment basis and lend portfolio securities.

     Derivative instruments tied to permissible fixed income instruments are permitted for hedging and managing risk exposures. The Core Plus Income Fund may use derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

Aberdeen Core Income Fund General Investment Objective and Policies

     The Aberdeen Core Income Fund (“Core Income Fund”) seeks to maximize total return consistent with the preservation of capital and prudent investment management, by investing for both current income and capital appreciation. The Core Income Fund seeks to achieve its objective by investing primarily (generally, at least 80% of its net assets) in a diversified portfolio of fixed income securities and instruments. Permitted Fund investments include, but are not limited to, the following:

  U.S. Government securities (including Treasury, agency and government sponsored enterprises),
  Foreign government and agency, supranational, and quasi government obligations,
  Residential mortgage-backed securities (MBS),
  Commercial mortgage-backed securities (CMBS),
  Asset-backed securities (ABS),
  Municipal obligations,
  Corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds),
  Loan participations and assignments including revolving credit facilities,
  Inflation-indexed securities,
  U.S. dollar denominated securities of foreign issuers,

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  Non-U.S. dollar denominated issues provided that all currency exposure is hedged,
  Cash equivalents including commercial paper, repurchase agreements, and other short term investments,
  Private placements including securities issued under 144(a),
  Structured securities,
  Derivative instruments including futures, interest rate swaps, options and credit derivatives, and
  Currency forward contracts.

     The Core Income Fund will primarily invest in investment grade securities at the time of purchase. Investment grade securities are those rated Baa3/BBB- or higher. Up to 5% of the market value of the fund may be invested in securities rated Ba1/BB+ to Ba3/BB-. Ratings from a nationally recognized statistical rating organization (“NRSRO”) including Moody’s Investor Services, Inc. (“Moody’s”), Standard and Poor’s Rating Group (“Standard & Poor’s”), or Fitch, Inc. (“Fitch”) will apply, or if unrated, be determined by the Adviser to be of comparable quality.

     Derivative instruments tied to permissible fixed income instruments are permitted for hedging and managing risk exposures. The Core Income Fund may use derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

     The Core Income Fund may also buy or sell securities on a forward commitment basis and lend portfolio securities.

Information Concerning Duration

     Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

     Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

     Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of

maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

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     There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

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     The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Debt Obligations

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     Debt Securities Generally. The Funds may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

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     The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest.

The lower a bond is rated, the more it is considered to be a speculative or risky investment. Prepayment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

     Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

     Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor Services (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but a Fund also relies upon the independent advice of the Fund’s adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance.

     Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

     Investment-Grade Securities. The Funds may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch, Inc. (“Fitch”) or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

     Medium-Quality Securities. The Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO (e.g., rated Baa by Moody’s or BBB by Standard & Poor’s or Fitch). Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

     Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed in “High Yield/High Risk Bonds” below.

     Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

     Asset-Backed Securities. Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal

consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities. Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

     Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the collateralized mortgage obligation structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

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     A Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

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     Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

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     Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

     In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

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     In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

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     Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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     A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

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     Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

     Mortgage-Backed Securities and Mortgage Pass-Through Securities. A Fund may invest in mortgage-backed securities which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The pools underlying mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

     Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.

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In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

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     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     One difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

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     Mortgage-backed securities either issued or guaranteed by GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”) (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Fund). The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

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     The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and

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mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

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     Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the US Government.

     FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

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     Recent turmoil in the mortgage-backed securities markets has raised questions about the ability of FNMA and FHLMC to raise additional capital as a result of losses they have sustained. Recently enacted legislation has granted FNMA and FHLMC a larger temporary credit line from the U.S. Treasury and has granted the Department of the Treasury authority to temporarily purchase equity shares of FNMA and FHLMC. In addition, the Board of Governors of the Federal Reserve has granted the Federal Reserve Bank of New York the authority to lend to FNMA and FHLMC. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over FNMA and FHLMC and placing the companies in conservatorship. The effect that this conservatorship will have on the companies’ debt and equity is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities. There is no assurance that these measures will avert the insolvency of FNMA and FHLMC. In the event FNMA or FHLMC continue to have difficulty raising additional capital or become insolvent, or the credit granted to it are insufficient to cover FNMA’s or FHLMC’s payment obligations, a Fund could sustain losses on its holdings of mortgage-backed securities.

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     To the extent that such mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

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     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a Fund to a lower rate of return upon reinvestment because the proceeds from such prepayments may be reinvested at lower prevailing interest rates. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund’s shares.

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     If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. Also, a Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

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     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

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     Impact of Sub-Prime Mortgage Market. A Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund’s investments in certain fixed-income securities may decline in value, its market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

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     Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

     In addition to the stripped mortgage securities described above, a Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. A Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Additional General Tax Information For The Funds” in this SAI.

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     A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

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     With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for collateralized mortgage obligations and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

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     Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

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     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

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     A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

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     Common Stock. The Funds may invest in common stock, but currently do not intend to invest in this type of security to any significant extent. A Fund may receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock. In such situations, a Fund will hold the common stock at the Adviser’s discretion. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

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     Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

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     The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

     Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

     Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

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     Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. Each Fund may invest in all types of direct debt investments, but among these investments the Funds currently intend to invest primarily in direct loans and trade claims.

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     When a Fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

     Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

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     Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a Fund’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund’s ability to dispose of them when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value. In order to lessen liquidity risk, a Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund’s net assets to be illiquid. Trade claims may also present a tax risk to a Fund.

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     A Fund will not invest in trade claims if it effects the Fund’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

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     Advance Refunded Bonds. A Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A Fund may also purchase Municipal Securities that have been refunded prior to purchase by such Fund.

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     Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

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     A Fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

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     Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

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     The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

     Eurodollar Instruments. A Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked. Additionally, Eurodollar instruments are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

     Eurobond Obligations. A Fund may invest in Eurobond obligations, which are fixed income securities. The Eurobonds that a Fund will purchase may include bonds issued and denominated in euros. Eurobonds may be issued by government and corporate issuers in Europe. Eurobond obligations are subject to the same risks that pertain to domestic issuers, notably credit risk, market risk and liquidity risk. However, Eurobond obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its boarders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

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     Foreign Currencies. The Core Plus Income Fund may invest in foreign currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Core Plus Income Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Core Plus Income Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

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     The strength or weakness of the US dollar against these currencies is responsible for part of the Core Plus Income Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

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     Although the Core Plus Income Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Core Plus Income Fund at one rate, while offering a lesser rate of exchange should the Core Plus Income Fund desire to resell that currency to the dealer. The Core Plus Income Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot

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rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

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     Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Adviser’s analysis without relying on published ratings. Since such investments will be based upon the Adviser’s analysis rather than upon published ratings, achievement of a Fund’s goals may depend more upon the abilities of the Adviser than would otherwise be the case.

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     The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which such Fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

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     Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Brady Bonds are an investment option for the Core Plus Income Fund only.), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.


     Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund’s investments in the securities of privatized enterprises may include privately negotiated



investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.


     In certain jurisdictions, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.


     In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

     Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

     Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

     Brady Bonds. The Core Plus Income Fund may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase

outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the Adviser’s expectations with respect to Brady Bonds will be realized.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Core Plus Income Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. The Core Plus Income Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

     Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. A Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

     Foreign and Emerging Markets Investment Risk. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

     In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

     Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

     The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

     The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

     In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. The limited liquidity of securities markets in emerging countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or

accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

     Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

     Sovereign Debt Risk- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the IMF, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. To the extent that a Fund invests in obligations issued by emerging markets, these investments involve additional risks. Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in

the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings.

     Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

     A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at

least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

     A Fund may enter into foreign currency exchange transactions to hedge their currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

     Non-Investment Grade Debt (High Yield/High Risk Bonds). A Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Adviser. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See Appendix A to this SAI for a more complete description of the ratings assigned by these ratings organizations and their respective characteristics.

     Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     A Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the

fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.

     Prices for high-yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

     A portion of the high-yield securities acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

     Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Restricted securities are often illiquid, but they may also be liquid.

     The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Adviser or subadviser has determined such securities to be

liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

     Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Act, as amended when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

     A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

     A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of illiquidity of such Fund.

     Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor. Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

     Borrowing. A Fund may borrow money from banks, limited by the Fund’s fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

     Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for a Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to

pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the applicable Fund’s adviser or subadviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede a Fund’s adviser or subadviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

     Indexed Securities. A Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

     Indexed securities differ from other types of debt securities in which a Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

     Lending of Portfolio Securities. A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of

the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

     The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

     Investment of Securities Lending Collateral. The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to: (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following: A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S. countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issues; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs). Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI.

Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

     Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

     Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

     Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

     Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise their right to demand payment only upon a default under the terms of the security.

     Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

     Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold

interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

     Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

     Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to their investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

     A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

     It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the

seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

     Reverse Repurchase Agreements. A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of fund assets and their yields.

     Securities Backed by Guarantees. A Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

     Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. For the Core Plus Income Fund, it is anticipated that the notional exposure to credit derivatives will not exceed 20% of the Fund’s total assets and the notional exposure to derivatives overall will not exceed 25% of the Fund’s total assets. For the Core Income Fund, it is anticipated that the notional exposure to credit derivatives will not

exceed 10% of the Fund’s total assets and the notional exposure to derivatives overall will not exceed 15% of the Fund’s total assets.

     In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover their obligations under options, futures and swaps to limit leveraging of the Fund.

     Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain

which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

     Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

     Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

     OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts

will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

     Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

     The Funds have claimed exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

     A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of such Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only

with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s or P-1 from Moody’s or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

     A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps

involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     Credit Default Swaps. A Fund may enter into credit default swap contracts. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

     As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

     Synthetic Investments. In certain circumstances, a Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

     Currency Transactions. A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by Standard & Poor’s or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

     A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

     A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

     Stripped Zero Coupon Securities/Custodial Receipts. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US

Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS™) and Certificate of Accrual on Treasuries (CATS™). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

     When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e., cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

     Trust Preferred Securities. A Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

     If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are

suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds, to sell their holdings.

     US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

     Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

     Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

     Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

     The government guarantee of the US Government Securities in a Fund’s portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain

mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

     TIPS Bonds. TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%) . If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%) .

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     Warrants. The Core Plus Income Fund may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Core Plus Income Fund were not exercised by the date of its expiration, the Core Plus Income Fund would lose the entire purchase price of the warrant.

     When-Issued Securities and Delayed-Delivery. A Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

     To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

     When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser or subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery

transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Standby Commitment Agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund enters into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Temporary Investments. Generally a Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if the Adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly; (6) money market instruments; (7) high quality debt securities without equity features; and (8) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

     Money Market Instruments. Money market instruments may include the following types of instruments:

  obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

    obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;
    obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;
    asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;
    repurchase agreements;
    bank or savings and loan obligations;
    commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;
    bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;
    high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;
    extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and
    unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

       Securities of Investment Companies. To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.

       Preferred Stock. Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

       Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

       PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

       Loan Participations and Assignments. A Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

       A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to

  rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

       A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

       Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

       A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

       For purposes of a Fund’s concentration limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

       Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market

  for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

       Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

       A Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

       A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

       Put Bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser or subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline

  of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of such securities, a Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

       Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

       Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, a Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

       Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

       The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. A Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

       An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as

  the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

       Private Activity and Industrial Development Bonds. Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

       Loans. A Fund may invest in floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”). These Borrowers operate in a variety of industries and geographic regions. A Fund acquires Loans from lenders such as banks, insurance companies, finance companies, other investment companies, and private investment funds. The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”). The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders. A Fund may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

       The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower. The Loans also have contractual terms designed to protect Lenders. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments. A Fund generally acquires Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders. The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale. Below investment grade fixed income securities are

  securities rated BB/Ba or lower by Standard & Poor’s, Fitch, or Moody’s or similarly rated by another NRSRO.

       Loans involve the risk that a Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

       Structured Securities. A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

       Some structured investments are individually negotiated agreements or are traded over-the-counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

       Inverse Floating Rate Instruments. A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

       A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

       With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

  Impact of Large Redemptions and Purchases of Fund Shares

       From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund’s expense ratio.

  Portfolio Turnover

       The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The Funds are actively managed. As such, a Fund may have high portfolio turnover and the portfolio turnover rate is anticipated to exceed 100% per year. The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on a Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than a low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

INVESTMENT RESTRICTIONS

       The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of such Fund. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are

  present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

  Each Fund:

    May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
    May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
    May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
    May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.
    May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities or securities of other investment companies. The following industries, among others, are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance.
    May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
    May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).


  The following are the Non-Fundamental Operating Policies of the Funds Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:


  As a matter of non-fundamental policy, each Fund currently does not intend to:

    borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;
    purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;
    purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregat
    e     value of the obligations underlying such put options would exceed 50% of its total assets;
    enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;
    purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);
    lend portfolio securities in an amount greater than 33 1/3% of its total assets; or
    acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

       A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

       If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, the Fund will act to cause

  the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, a Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

  Internal Revenue Code Restrictions

       In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

  DISCLOSURE OF PORTFOLIO HOLDINGS

       The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or its investment adviser’s or subadviser’s fiduciary duties. The Trust, its investment adviser, subadvisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell Fund shares.

       Each Fund posts onto the Trust’s internet site substantially all of its securities holdings and its top ten portfolio holdings as of the end of each month. Such portfolio holdings information becomes available no earlier than 15 calendar days after the end of the previous month. The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year

  and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

       If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure. Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

    A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; and
    The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

       Eligible third parties to whom portfolio holdings information may be released in advance of general release include service providers such as the Funds’ investment adviser, subadviser, independent registered public accounting firm, custodian, legal counsel, financial printer and proxy voting service. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services prior to such information becoming publicly available so long as (i) such disclosure is subject to a confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

       The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review. Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or its investment adviser has entered into Confidentiality Agreements during the quarter. The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holding which will describe to whom and under what circumstances such disclosure was made.

  BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

  TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS,	POSITION(S) HELD	PRINCIPAL	NUMBER OF	OTHER
AND YEAR OF BIRTH	WITH FUND AND	OCCUPATION	PORTFOLIOS IN	DIRECTORSHIPS
	LENGTH OF TIME	DURING PAST 5	FUND COMPLEX*	HELD BY
	SERVED	YEARS	OVERSEEN BY	TRUSTEE**
TRUSTEE

P. Gerald Malone ***	Trustee since	Mr. Malone has been	30	Aberdeen Asia-
Year of Birth: 1950	December 2007	a solicitor for more		Pacific Income Fund,
		than five years. He		Inc. (Chairman of the
	Chairman of the	has served as a		Board), Aberdeen
	Board	Minister of State in		Global Income Fund
		the United Kingdom		(Chairman of the
		Government. Mr.		Board) and Aberdeen
		Malone currently		Australia Equity
		serves as		Fund, Inc.
Independent
Chairman of two
London AIM-listed
companies
(healthcare and
software) and a
privately owned
pharmaceutical
company. He also
currently serves as a
director of European
Growth & Income
Trust PLC.

Richard H. McCoy***	Trustee since	Prior to retiring in	27
Year of Birth: 1942	December 2007	2003, Mr. McCoy
was Vice-Chairman,
Investment Banking,
at TD Securities Inc.
Prior to joining TD
Securities Inc. in
May 1997, he was
Deputy Chairman of
CIBC Wood Gundy
Securities.

Peter D. Sacks***	Trustee since	Mr. Sacks has been	30	Director of Aberdeen
Year of Birth: 1945	December 2007	Managing Partner of		Asia-Pacific Income
		Toron Capital		Fund, Inc., Aberdeen
		Markets (investment		Australia Equity
		management) since		Fund, Inc. and
		1988.		Aberdeen Global
Income.



  TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS,	POSITION(S) HELD	PRINCIPAL	NUMBER OF	OTHER
AND YEAR OF BIRTH	WITH FUND AND	OCCUPATION	PORTFOLIOS IN	DIRECTORSHIPS
	LENGTH OF TIME	DURING PAST 5	FUND COMPLEX*	HELD BY
	SERVED	YEARS	OVERSEEN BY	TRUSTEE**
TRUSTEE

John T. Sheehy***	Trustee since	Mr. Sheehy has been	30	Director of Aberdeen
Year of Birth: 1942	December 2007	Senior Managing		Asia-Pacific Income
		Director of B.V.		Fund, Inc., Aberdeen
		Murray and		Australia Equity
		Company		Fund, Inc. and
		(investment banking)		Aberdeen Global
		since 2001, and		Income Fund.
Managing Member
of The Value Group
LLC (venture
capital) since 1997.

Warren C. Smith***	Trustee since	Mr. Smith has been	27
Year of Birth: 1955	December 2007	Managing Editor of
BCA Publications
(financial
publications) since
1982.

Jack Solan***	Trustee since	Mr. Solan was	27
Year of Birth: 1939	December 2007	Senior Vice
President and
President of Strategic
Development at The
Phoenix Companies,
Inc. (“Phoenix”) and
Chairman of Phoenix
Charter Oak Trust
Company from 1998
until 2004.

  TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS,	POSITION(S)	PRINCIPAL	NUMBER OF	OTHER
AND YEAR OF BIRTH	HELD WITH FUND	OCCUPATION	PORTFOLIOS IN	DIRECTORSHIPS
	AND LENGTH OF	DURING PAST 5	FUND COMPLEX*	HELD BY
	TIME SERVED	YEARS	OVERSEEN BY	TRUSTEE**
TRUSTEE

Gary Bartlett***	Trustee since	Chief Executive	27
	September 2007	Officer (2006 –
Year of Birth: 1959		present) and Director
(2005 – present),
Head of US Fixed
Income (2006 –
2007), Aberdeen
Asset Management
Inc.; Global Head of
Fixed Income (2007
– present), Aberdeen
Asset Management
PLC. Portfolio
manager (1992 –
2005), Deutsche
Asset Management.
Vice President
(March 2008 –
present), Aberdeen
Asia-Pacific Income
Fund, Inc. and
Aberdeen Global
Fixed Income Fund,
Inc.


  TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

NAME, ADDRESS,	POSITION(S)	PRINCIPAL	NUMBER OF	OTHER
AND YEAR OF BIRTH	HELD WITH FUND	OCCUPATION	PORTFOLIOS IN	DIRECTORSHIPS
	AND LENGTH OF	DURING PAST 5	FUND COMPLEX*	HELD BY
	TIME SERVED	YEARS	OVERSEEN BY	TRUSTEE**
TRUSTEE

Martin Gilbert***	Trustee since	Chief Executive	29	Director of Aberdeen
	December 2007	Officer (1983 –		Asia-Pacific Income
Year of Birth: 1959		present), Aberdeen		Fund, Inc. and
		Asset Management		Aberdeen Global
		PLC. Director and		Income Fund, Inc.
Chairman (1995 –
present), Aberdeen
Asset Management
Inc. Vice President
(March 2008 –
present), President
(2004 – 2008),
Aberdeen Australia
Equity Fund, Inc.,
Aberdeen Asia-
Pacific Income
Fund, Inc. and
Aberdeen Global
Fixed Income Fund,
Inc. Director (1991 –
present), Aberdeen
Asset Management
Asia Limited.
Director (2000 –
present), Aberdeen
Asset Management
Limited. Mr. Gilbert
also serves as officer
and/or director of
various subsidiaries
of Aberdeen Asset
Management PLC.

*	The Aberdeen Fund Complex consists of the Trust which currently consists of 27 portfolios, Aberdeen Asia- Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.

**	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

***	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, Pa 19103, Attn: Lucia Sitar.

OFFICERS OF THE TRUST

NAME, ADDRESS,	POSITION(S) HELD	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
AND YEAR OF BIRTH	WITH FUND AND
LENGTH OF TIME
SERVED

Vincent J. Esposito	President and Chief	Currently, Head of North American Mutual Funds for Aberdeen
	Executive Officer	Asset Management Inc. Previously, Managing Director, Deutsche
Aberdeen Asset		Asset Management (2003-2007); President and Principal Executive
Management Inc.		Officer of The DWS Scudder Family of Funds, President and Chief
5 Tower Bridge		Executive Officer of The Central Europe and Russia Fund, Inc., The
300 Barr Harbor Drive,		European Equity Fund, Inc., The New Germany Fund, Inc. (2003-
Suite 300		2005) (registered investment companies); Vice Chairman and
West Conshohocken,		Director of The Brazil Fund, Inc., The Korea Fund and The Global
PA 19428		Commodities Stock Fund (2004–2005) (registered investment
companies); formerly, Managing Director, Putnam Investments
Year of Birth: 1956		(1991–2002).

Megan Kennedy	Treasurer, Chief	Currently, Treasurer & CFO Collective Funds/North American
	Financial Officer,	Mutual Funds for Aberdeen Asset Management Inc. Ms. Kennedy
Aberdeen Asset	and Principal	joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund
Management Inc.	Accounting Officer	Administrator. Ms. Kennedy was promoted to Assistant Treasurer
5 Tower Bridge	(since July 2008)	Collective Funds/North American Mutual Funds in February 2008
300 Barr Harbor Drive,		and promoted to Treasurer Collective Funds/North American Mutual
Suite 300		Funds in July 2008. Prior to joining Aberdeen Asset Management
West Conshohocken,		Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-
PA 19428		2005). Ms. Kennedy received a Masters in Business Administration in Venture Capital and Entrepreneurial Studies from Pennsylvania
Year of Birth: 1974		State University and graduated with a Bachelor of Science in
Accounting and Finance from Villanova University. She is a
Certified Public Accountant in the State of Pennsylvania, member of the American Institute of Public Accountants and Pennsylvania
Institute of Certified Public Accountants, and holds a Series 7 license.

Jennifer Nichols	Vice President	Currently Head of Legal and Compliance US, Vice President and
Secretary for Aberdeen Asset Management Inc. Ms. Nichols joined
Aberdeen Asset		Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms.
Management Inc.		Nichols was an associate attorney in the Financial Services Group of
1735 Market Street		Pepper Hamilton LLP (law firm) (2003 - 2006). Ms. Nichols
37th Floor		graduated in 2003 with a J.D. from the University of Virginia School
Philadelphia, PA 19103		of Law. She received a Bachelor of Arts degree from Harvard
University in 2000.
Year of Birth: 1978

Shahreza Yusof	Vice President	Currently, Head of U.S. Equities for Aberdeen Asset Management
Inc. Mr. Yusof was recruited by an affiliate of Aberdeen Asset
Aberdeen Asset		Management Inc. in 1994 in Singapore. Over the years has worked
Management Inc.		on Aberdeen Asia equities team and became investment director for
5 Tower Bridge		Japan. Later Mr. Yusof moved to Aberdeen’s Emerging Markets
300 Barr Harbor Drive,		division in London. Mr. Yusof has been based out of the Aberdeen
Suite 300		operations in the United States since 2006. Mr. Yusof has a BS
West Conshohocken,		Finance & Economics from New York University.
PA 19428

Year of Birth: 1972


OFFICERS OF THE TRUST

NAME, ADDRESS,	POSITION(S) HELD	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
AND YEAR OF BIRTH	WITH FUND AND
LENGTH OF TIME
SERVED

William Baltrus	Vice President	Currently, Director of U.S. Fund Services, U.S. Mutual Funds for
Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset
Aberdeen Asset		Management Inc. in November 2007, he was Vice President of
Management Inc.		Administration for Nationwide Funds Group from 2000-2007. From
5 Tower Bridge		1990 to 2000, Mr. Baltrus served as Client Services Officer and
300 Barr Harbor Drive,		Relationship manager for 7 mutual fund complexes at PFPC, Inc.
Suite 300		Mr. Baltrus graduated in 1990 with a Bachelor of Science in
West Conshohocken,		Economics from The Pennsylvania State University and holds the
PA 19428		series 6, 63 and 24 securities licenses.

Year of Birth: 1967

Lucia Sitar	Secretary	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms.
Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to
Aberdeen Asset		that, Ms. Sitar was an associate attorney in the Investment
Management Inc.		Management Group of Stradley Ronon Stevens & Young LLP (law
1735 Market Street		firm) (2000 - 2007). Ms. Sitar graduated in 2000 with a J.D. from
37th Floor		The Dickinson School of Law of the Pennsylvania State University.
Philadelphia, PA 19103		She received a Bachelor of Arts degree from Rosemont College in
1996.
Year of Birth: 1971

Vincent McDevitt	Chief Compliance	Mr. McDevitt joined the Adviser in January 2008. He has ten years
	Officer (since June	experience in the investment securities industry. Formerly with ING
Aberdeen Asset	2008)	Clarion Real Estate Securities LP, Turner Investment Partners, Inc.,
Management Inc.		and the Vanguard Group. Mr. McDevitt graduated with a BA from
5 Tower Bridge		Villanova University in 1989 and with a JD from Villanova Law
300 Barr Harbor Drive,		School in 1995.
Suite 300
West Conshohocken,
PA 19428

Year of Birth: 1966


  Responsibilities of The Board Of Trustees

       The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the state of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

  BOARD OF TRUSTEES COMMITTEES

       The Board of Trustees has three standing committees: Audit, Nominating and Fund Governance, and Valuation Committees.

       The Audit Committee is comprised of Messrs. Sacks, Smith and Solan. Mr. Solan serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert. The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the investment adviser that the Trust, investment adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditors regarding financial reporting; and (h) investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.

       The Nominating and Fund Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone, McCoy and Sheehy. Mr. Malone serves as Chair of the Nominating Committee. The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the

  Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

       The Nominating Committee will consider nominees recommended by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

       The Valuation Committee is comprised of Messrs. Sheehy, Bartlett and Solan. Mr. Sheehy serves as Chair of the Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures. The Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the investment adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.

       The Trust commenced operations on June 23, 2008 and, as a result, the Committees did not hold meetings in the prior fiscal year.

  Ownership of Shares of the Trust

       The Trust commenced operations on June 23, 2008 and prior to the date of this Statement of Additional Information the Funds had not commenced operations. Therefore, Trustees and Officers of the Trust did not hold any shares as of December 31, 2007.

  Compensation of Trustees

       The Trustees will receive an annual board retainer, fees and reimbursement for any reasonable expenses of attending board meetings from the Trust. Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation that the Trust expects to pay to each Independent Trustee, before reimbursement of expenses, during a full fiscal year.

  TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

(1)	(2)	(3)	(4)	(5)

Name of Trustee	Estimated	Pension Retirement	Estimated Annual	Estimated Total
	Aggregate	Benefits Accrued as	Benefits Upon	Compensation from the
	Compensation from	Part of Trust Expenses	Retirement	Fund Complex*
	the Trust

P. Gerald Malone	$37,000	None	None	$174,000

Richard H. McCoy	$27,000	None	None	$52,000

Peter D. Sacks	$27,000	None	None	$135,000

John T. Sheehy	$27,000	None	None	$150,000

Warren C. Smith	$27,000	None	None	$52,000

Jack Solan	$32,000	None	None	$32,000


  TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

(1)	(2)	(3)	(4)	(5)

Name of Trustee	Estimated	Pension Retirement	Estimated Annual	Estimated Total
	Aggregate	Benefits Accrued as	Benefits Upon	Compensation from the
	Compensation from	Part of Trust Expenses	Retirement	Fund Complex*
	the Trust

Gary Bartlett	$0	None	None	$0

Martin Gilbert	$0	None	None	$0

  * The Aberdeen Fund Complex consists of the Trust, which contains 27 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.

       The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

  Sales Loads

       Class A shares may be sold at net asset value without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of Aberdeen and its affiliates). The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment. See Waiver of Class A Sales Charges for more information.

  Code of Ethics

       Federal law requires the Trust, its investment adviser and subadviser and its affiliated principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal

  accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

  Proxy Voting Guidelines

       Federal law requires the Trust, its investment adviser and subadviser to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

  INVESTMENT ADVISORY AND OTHER SERVICES

  Trust Expenses

       The Trust pays the compensation of the Trustees who are not employees of the Adviser, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

  Investment Adviser - Aberdeen Asset Management Inc.

       Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees. The Core Plus Income Fund is also subadvised by Aberdeen Asset Management Investment Services Limited (“AAMISL”), an affiliate of Aberdeen.

       Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen. Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and

  other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

       The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that Aberdeen may render similar services to others.

       Aberdeen, located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103, is wholly owned by Aberdeen Asset Management PLC, a corporation organized under the laws of Scotland. Gary Bartlett, Trustee of the Trust, is also the Chief Executive Officer of Aberdeen and Martin Gilbert, Trustee of the Trust, is also the Chief Executive Officer of Aberdeen Asset Management PLC.

       For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Assets	Advisory Fee

Aberdeen Core Plus Income

$0 up to $500 million	0.325%

$500 million up to $1 billion	0.305%

$1 billion up to $5 billion	0.285%

$5 billion or more	0.255%

Aberdeen Core Income

$0 up to $2 billion	0.30%

$2 billion up to $5 billion	0.275%

$5 billion or more	0.25%

  Limitation of Fund Expenses

       In the interest of limiting the expenses of the Funds, Aberdeen may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Funds. In this regard, Aberdeen has voluntarily agreed to limit its expenses through at least the Fund’s first year of operations and has also entered into a written expense limitation agreement with the Trust on behalf of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, Aberdeen has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Funds to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

       Aberdeen may request and receive reimbursement from a Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made by a Fund unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

       Through at least the Funds’ first year of operations, Aberdeen has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses and administrative services fees for the Funds as follows:

Class	Expense Limitation for Class

Core Plus Income Fund

Class A	0.75%

Class C	1.50%

Class R	1.00%

Institutional Service Class	0.50%

Institutional Class	0.50%

Core Income Fund

Class A	0.75%

Class C	1.50%

Class R	1.00%

Institutional Service Class	0.50%

Institutional Class	0.50%


  Investment Advisory Fees

       Prior to the date of this SAI, the Funds had not commenced operations and, therefore, no investment advisory fees were incurred.

  Subadviser to the Core Plus Income Fund

       AAMISL, a United Kingdom corporation and U.S. registered investment adviser, serves as subadviser to the Core Plus Income Fund. AAMISL is an affiliate of the Adviser. AAMISL is located at One Bow Churchyard, London, England EC4M9HH.

       Subject to the supervision of the Adviser and the Trustees, AAMISL manages a portion of the assets of the Core Plus Income Fund in accordance with the Fund’s investment objectives and policies. AAMISL makes investment decisions for the Core Plus Income Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Core Plus Income Fund, AAMISL receives annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the Core Plus Income Fund, as follows:

Assets	Subadvisory Fee

$0 up to $500 million	0.04875%

$500 million up to $1 billion	0.04575%

$1 billion up to $5 billion	0.04275%

$5 billion or more	0.03825%

       A discussion regarding the basis for the Board of Trustees approval of the investment advisory contracts of the Funds will be available in future reports to the shareholders.

  Portfolio Managers

       Appendix C contains the following information regarding the portfolio manager(s) identified in the Funds’ Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio managers and potential conflicts of interest that might arise from the management of multiple accounts. Because the Funds are new, the portfolio managers do not own shares of the Funds.

  Distributor

       The Trust and Aberdeen Fund Distributors LLC (the “distributor”) have entered into to a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Trust’s shares. Vincent J. Esposito, President and Chief Executive Officer of the Trust, is also Chief Executive Officer of the distributor. The principal business address of Aberdeen Fund Distributors LLC is 5 Tower Bridge, 300 Barr Harbor Drive, Suite 300, West Conshohocken, PA 19428.

       Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The distributor has no obligation to sell any specific quantity of Fund shares. Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of a Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval. The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

       The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares. The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of Fund shares. If applicable to a class of the Trust’s shares as described below, the distributor may receive distribution fees from the Funds as authorized by the Distribution and Service Plan described below.

       The distributor also receives the proceeds of contingent deferred sales charges (“CDSC”) imposed on certain redemptions of Class C shares (and certain Class A shares).

       The distributor reallows to dealers 3.75% of sales charges on Class A shares of the Funds and 1.00% on Class C shares of the Funds.

  Distribution Plan

       The Funds have adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the

  Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

    0.25% of the average daily net assets of Class A shares of the Funds (distribution or service fee);
    1.00% of the average daily net assets of Class C shares for the Funds (0.25% service fee); and
    0.50% of the average daily net assets of the Class R shares of the Funds (0.25% of which must be either a distribution or service fee).

       As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Plan was approved for the Funds by the Board of Trustees and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

       The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

       The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Fund’s shares including, but not limited to, those discussed above. The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

  Administrative Services Plan

       Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

       As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which the Funds’ distributor has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. In consideration for providing administrative support services, the Funds’ distributor and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, R or Institutional Service Class shares of each Fund.

  Fund Administration

       Under the terms of a Fund Administration Agreement, Aberdeen Asset Management Inc. (the “Adviser”) provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. The Adviser is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. The Trust shall pay fees to the Administrator, as set forth directly below, for the provision of services. Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

  Asset-Based Annual Fee

    0.045% of the first $500 million in aggregate net assets of all Funds of the Trust, plus
    0.030% of aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus
    0.015% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

       The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust multiplied by $25,000.

  Out of Pocket Expenses and Miscellaneous Charges

       The Trust will also be responsible for out-of-pocket expenses and miscellaneous services fees and charges (including, but not limited to, the cost of the pricing services that the Administrator utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by the Administrator or its subcontractors in providing services to the Trust. All fees and expenses shall be paid by the Trust to the Administrator on behalf of the Funds.

  Sub-Administrator, Transfer Agent and Fund Accountant

       The Trust has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent, dividend disbursement agent, and fund accounting services. The Adviser has also entered into a Sub-Administration Agreement with Citi whereby Citi will assist the Adviser in providing certain of the administration services for the Funds. For the services provided by Citi to the Trust and the Adviser, the Trust and the Adviser each pay Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides such services for:

    0.045% of the first $500 million in aggregate net assets of all Funds of the Trust; plus
    0.030% of the aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus
    0.015% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

       The asset based fees are subject to an annual minimum fee equal to the number of Funds of the Trust multiplied by $2083.33.

       The Funds also pay separate fees to Citi with respect to the services Citi provides as transfer agent, dividend disbursing agent and fund accounting.

  Custodian

       JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement.

  Legal Counsel

       Stradley Ronon Stevens & Young LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust’s legal counsel.

  Independent Registered Public Accounting Firm

       PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

       The Adviser (or subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

       Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the Adviser and the subadviser have complete freedom as to the markets in and the broker-dealers through which they seek this result.

       Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or subadviser. In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or a subadviser’s normal research activities or expenses.

       There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

       In purchasing and selling investments for the Funds, it is the policy of the Adviser and the subadviser to obtain best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the

  transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser or the subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

       The Adviser and the subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the Adviser and the subadviser pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser and the subadviser are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

       The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Funds.

       Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which the subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

       The Funds contemplate that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the subadviser, be (1) at least as favorable as those that would be

  charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser and the subadviser do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

  ADDITIONAL INFORMATION ON PURCHASES AND SALES

  Class A Sales Charges

       The charts below show the Class A sales charges, which decrease as the amount of your investment increases.

AMOUNT OF	SALES CHARGE AS %	SALES CHARGE AS % OF	DEALER
PURCHASE	OF OFFERING PRICE	AMOUNT INVESTED	COMMISSION

less than $100,000	4.25%	4.44%	3.75%

$100,000 up to $250,000	3.50	3.63	3.00

$250,000 up to $500,000	2.50	2.56	2.00

$500,000 up to $1 million	2.00	2.04	1.75

$1 million or more	None	None	None

       Using the initial net asset value per share the maximum offering price of a Fund’s Class A Shares would be as follows:

Net Asset Value	Maximum Sales Charge	Offering Price to the Public

$10.00	4.25%	$10.43

  Waiver of Class A Sales Charges

       You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

  The sales charge applicable to Class A shares may be waived for the following

purchases:

1)	shares sold to other registered investment companies affiliated with Aberdeen,

2)	shares sold:

	a)	to any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

	b)	to any endowment or non-profit organization;

	c)	401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

	d)	to any life insurance company separate account registered as a unit investment trust;

	e)	to Trustees and retired Trustees of the Trust;

	f)	to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of the Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

	g)	to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

	h)	to any qualified pension or profit sharing plan established by a Aberdeen sales representative for himself/herself and his/her employees;

	i)	to any person who pays for the shares with the proceeds from sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

3)	Class A shares sold:

	a)	to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the distributor to waive sales charges for those persons;

	b)	to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the distributor;


4)	to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

Reduction of Sales Charges Reduction of Class A Sales Charges

       Shareholders can reduce or eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

    A Larger Investment. The sales charge decreases as the amount of your investment increases.
    Rights of Accumulation. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Aberdeen Funds, that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of a Aberdeen Fund, these purchases may also be combined.
    No Sales Charge on a Repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
    Letter Of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class B and Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.

  Class A Finder’s Fee and Corresponding CDSC

       There are no front-end sales charges for purchases of Class A shares of a Fund of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer. For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

    The purchase can be made in any combination of the Funds of the Trust. The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased. The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.
    The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase.

       The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

  Amount of Finder’s Fee/Contingent Deferred Sales Charge

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

  CDSC for Class C Shares

       You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of a Fund.

  Other Dealer Compensation

       In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by the Adviser.

       In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the

  benefit of plan participants and beneficiaries. As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

       The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

    the distributor and other affiliates of the Adviser,
    broker-dealers,
    financial institutions, and
    other financial intermediaries through which investors may purchase shares of a Fund.

       Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

  Class R Shares

       Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Funds’ distributor to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

       A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

  Redemptions

       A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Funds may also assess redemption fees on shares held less than 15 days as set forth in the Funds’ current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

  In-Kind Redemptions

       The Funds generally plan to redeem their shares for cash with the following exceptions. As described in the Prospectus, the Funds reserve the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).

       The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s net asset value during any 90-day period for any one shareholder.

       The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing a Fund’s net asset value and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder. The Trust’s Chief Financial Officer or his designee must determine that the redemption is in the best interests of a Fund. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the Fund’s net asset value.

  Medallion Signature Guarantee

       A medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The distributor reserves the right to require

  a medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The distributor, at its discretion, may waive the requirement for a signature guarantee.

  Accounts With Low Balances

       If the value of your account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the applicable Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

       We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

       The net asset value per share (“NAV”) for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day that the Exchange is (a “Business Day”) open and on such other days as the Board of Trustees determines (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

       The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the New York Stock Exchange is closed.

       Each Fund reserves the right to not determine NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect the Fund’s NAV.

       The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is

  based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of a Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

       Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

       Debt and other fixed income securities (other than short-term obligations) are valued at the bid price quoted by an independent pricing agent, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be “short term” and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Funds.

       Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Funds’ Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.

       The Funds value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. In addition, foreign securities trading generally or in a particular

  country or countries may not take place on all Business Days. Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which a Fund’s NAV is not calculated. “Fair value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values. Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate. Fair value prices are intended to reflect more accurately the value of these securities at the time a Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for a Fund, the Fund will also fair value their foreign investments when the market quotations for the foreign investments either are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

       The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

  SYSTEMATIC INVESTMENT STRATEGIES

       Automatic Asset Accumulation. This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

       Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund.

       Automatic Asset Transfer. This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the

  benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from a Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

       Automatic Withdrawal Plan (“AWP”) ($50 or More). You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or a Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

  NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

  INVESTOR PRIVILEGES

       The Funds offer the following privileges to shareholders. Additional information may be obtained by calling toll free at 866-667-9231.

       No Sales Charge On Reinvestments. All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

       Exchange Privilege. The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

       Exchanges Among Funds. Exchanges may be made among any of the Aberdeen Funds within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

       Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen Funds may not be available unless the Class

  R shares of the other Aberdeen Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

       Generally, there is no sales charge for exchanges of Class C, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Fund. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

  Exchanges May Be Made In The Following Convenient Ways:

  By Telephone

       Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day’s closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

       Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day’s closing share price.

       The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

       The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

       The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

  By Mail or Fax - Write or fax to Aberdeen Funds, P.O. Box 183148, Columbus, Ohio 43218-3148 or fax to 866-923-4269. Please be sure that your letter or facsimile is signed exactly as

  your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered “John Doe and Mary Doe”, “Joint Tenants With Right of Survivorship,’ then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

  By On Line Access - Log on to our website, www.aberdeeninvestments.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on the Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

       Automated Voice Response System. Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

       Toll Free Information And Assistance. Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

       Retirement Plans. Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

       Shareholder Confirmations. You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

       Consolidated Statements. Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

       For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the

  statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

       Average Cost Statement. This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

       Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS.

       Shareholder Reports. All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

          Prospectus. An updated prospectus will be mailed to you at least annually.

       Undeliverable Mail. If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Funds at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

  Description of Shares

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

       The Trust presently offers the following 27 series of shares of beneficial interest, without par value and with the various classes listed:


FUND Aberdeen Optimal Allocations Fund: Growth	SHARE CLASS Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate Growth Aberdeen Optimal Allocations Fund: Moderate	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Specialty	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Defensive	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen China Opportunities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Developing Markets Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Financial Services Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Health Sciences Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Natural Resources Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Technology and Communications Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Utilities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen International Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Select Mid Cap Growth Fund	Class A, Class B, Class C, Class D, Class R, Institutional Service Class, Institutional Class

Aberdeen Select Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Small Cap Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Select Small Cap Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class



FUND Aberdeen Tax-Free Income Fund Aberdeen Select Growth Fund	SHARE CLASS Class A, Class B, Class C, Class D, Class X, Class Y Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Equity Long-Short Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Select Worldwide Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Hedged Core Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Small Cap Opportunities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Small Cap Growth Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Small Cap Value Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Core Plus Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Core Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

       You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

  Voting Rights

       Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval


  of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

       To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

  ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND

  Buying a Dividend

       If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

  Multi-Class Fund

       The Funds calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

  Distributions of Net Investment Income

       The Funds receive income generally in the form of interest on its investments in portfolio securities. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.

  Distributions of Capital Gains

       The Funds may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

  Returns of Capital

       If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be

  recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

  Investment in Foreign Securities

       The Funds are permitted to invest in foreign securities as described above. Accordingly, Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce such Fund’s distributions paid to you.

       Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by the Funds. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

       PFIC securities. The Funds may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Funds intend to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of such Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in the year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

  Information on the Amount and Tax Character of Distributions

       The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund

  shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

  Election to be Taxed as a Regulated Investment Company

       Each Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”) and intends to so qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and state, corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of the Fund’s earnings and profits.

       In order to qualify as a regulated investment company for federal income tax purposes, a Fund must meet certain asset diversification, income and distribution specific requirements, including:

       (i) The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

       (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

       (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

  Excise Tax Distribution Requirements

       To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior

  year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

  Sales, Exchanges and Redemption of Fund Shares

       Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

       Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

       Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

       Deferral of basis — Class A shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

    In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge),
    You sell some or all of your original shares within 90 days of their purchase, and
    You reinvest the sales proceeds in a Fund or in another fund, and the sales charge that would otherwise apply is reduced or eliminated;

       THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

  U.S. Government Securities

       Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund.

  Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA) or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

  Qualified Dividend Income for Individuals

       For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Either none or only a nominal portion of the dividends paid by a Fund will be qualified dividend income because the Fund invests primarily in debt instruments. Income dividends from interest earned by a Fund on debt securities will continue to be taxed at the higher ordinary income tax rates.

       Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

       While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

       After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

  Dividends-Received Deduction for Corporations

       For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Either none or only a nominal portion of the dividends paid by a Fund will

  be eligible for the corporate dividends-received deduction because the Fund invests primarily in debt instruments.

       The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

  Investment in Complex Securities

       The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund. For example:

       Derivatives. The Funds are permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

       Short sales and securities lending transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

       Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its

  portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

       Convertible debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

       Securities purchased at discount. The Funds are permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

       Credit default swap agreements. The Funds may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Funds intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

       Investment in taxable mortgage pools (excess inclusion income). The Funds may invest in U.S.-qualified REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S.-qualified REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the

  regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. While the Funds do not intend to invest in U.S.-qualified REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

       The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and a Fund is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

       Investments in securities of uncertain tax character. The Funds may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

  Backup Withholding

       By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

    provide your correct social security or taxpayer identification number, certify that this number is correct,
    certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

       A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

  Non-U.S. Investors

       Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

       In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends

  paid to you by a Fund, subject to an exemption for dividends designated as capital gain dividends. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

       Capital gain dividends. In general, capital gain dividends designated by a Fund and paid from long-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

       Short-term capital gain and interest-related dividends – exemptions have expired. The exemptions from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors terminated and are no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are reinstated. Even if such exemptions are reinstated, a Fund or intermediary may not support such exemptions. The Funds reserve the right to not designate interest-related or short-term capital gain dividends. Additionally, any such designation by a Fund of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

       Effectively connected income. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

       Investment in U.S. real property. The Funds may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest (USRPI) by a REIT in which a Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

       The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as the Fund, from a REIT as follows:

    The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations; and
    You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

    If these conditions are met, the Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.
    In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

       Because the Funds expect to invest less than 50% of their assets at all times, directly or indirectly in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

       U.S. estate tax. An individual who, at the time of death, is a Non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

       U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

       The tax consequences to a Non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.


  Effect of Future Legislation; Local Tax Considerations

       The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

       This discussion of “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

MAJOR SHAREHOLDERS

       Prior to the date of this SAI, the Funds had not yet commenced operations and the Funds did not have any shareholders.

FINANCIAL STATEMENTS

       A copy of the Funds’ annual reports (when available) may be obtained upon request and without charge by writing or by calling Citi, at the telephone number on the back cover of the Funds’ Prospectus. The annual report for the fiscal year ending October 31, 2009 will become available to shareholders in December 2009. The semi-annual report for the fiscal period ended April 30, 2009 will become available to Shareholders in June 2009.

APPENDIX A DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

       A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

       The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  1.      Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

       AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

       AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

       A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

       Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       BB - Debt rated “BB” is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

       B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

       CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC	- Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C	- Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

       D - Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

       Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa


  securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

       A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

       Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

  Excerpts from Moody’s, description of state and municipal note ratings:

       MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

       MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

       MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

FITCH, INC. BOND RATINGS

       Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

       The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

       Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

       Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

       Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

       Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

       AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

       AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

       A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

       BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

       BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over

  time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

       B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

       CCC, CC Bonds are considered a high default risk. Default is a real and C possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” rating signal imminent default.

       DDD, DD Bonds are in default. Such bonds are not meeting current and D obligations and are extremely speculative. “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

  STANDARD & POOR’S COMMERCIAL PAPER RATINGS

       A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

       Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest. These categories are as follows:

       A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

       A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

       A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

  C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

       D - Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace

  period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

       A Standard & Poor’s note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

  The following criteria will be used in making the assessment:

       1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

       2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

  Note rating symbols and definitions are as follows:

       SP-1 - Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

       SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

       Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

       Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

       Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while

  sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

       MIG 1/VMIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

       MIG 2/VMIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

       MIG 3/VMIG 3 - This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

       MIG 4/VMIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

       SG - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

       Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

       The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

       F-1+ - Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

       F-2 - Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

  APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

       Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment Services Limited

Summary of Proxy Voting Guidelines

  GENERAL

       The Board of Trustees of Aberdeen Funds (the “Trust”) has approved the delegation of the authority to vote proxies relating to the securities held in the Fund to the Fund’s investment adviser and sub-adviser, after the Board reviewed and considered the proxy voting policies and procedures used by the investment adviser and sub-adviser of the Fund. The adviser and sub-adviser use an independent service provider, as described below.

       Aberdeen Asset Management Inc.’s (“Aberdeen”) goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of the Fund; and (ii) that avoid the influence of conflicts of interest. To implement this goal, Aberdeen has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where Aberdeen has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

       The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

       The proxy voting records for the year ended June 30, 2008 of the Funds will be made available to shareholders on the Trust’s website and the SEC’s website before August 31, 2008.

  HOW PROXIES ARE VOTED

       Aberdeen has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

       Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Aberdeen’s decision to retain ISS is based principally on the view that the services that

  ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients. Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

  CONFLICTS OF INTEREST

       Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

       The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of Aberdeen (or between a Fund and those of any of Aberdeen’s affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen. The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

  CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

       Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so. For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.

  DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

       For any Fund that is directly managed by a sub-adviser, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to the sub-adviser. The sub-adviser has provided its proxy voting policies to the Board of Trustees of the Trust and Aberdeen for their respective review and these proxy voting policies are described below. The sub-adviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the sub-adviser’s proxy voting policies.

  2007 ISS Proxy Voting Guidelines Summary

  The following is a concise summary of the ISS proxy voting policy guidelines for 2007.

  1. Auditors

  Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

    Tenure of the audit firm
    Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
    Length of the rotation period advocated in the proposal
    Significant audit-related issues
    Number of audit committee meetings held each year
    Number of financial experts serving on the committee

  2. Board of Directors

  Voting on Director Nominees in Uncontested Elections

  Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

    Insiders and affiliated outsiders on boards that are not at least majority independent
    Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
    Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
    Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
    Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

  Classification/Declassification of the Board

  Vote AGAINST proposals to classify the board.

  Vote FOR proposals to repeal classified boards and to elect all directors annually.

  Independent Chairman (Separate Chairman/CEO)

  Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

  Majority of Independent Directors/Establishment of Committees

  Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

  Open Access (shareholder resolution)

  Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3. Shareholder Rights Shareholder Ability to Act by Written Consent

  Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

  Vote FOR proposals to allow or make easier shareholder action by written consent.

  Shareholder Ability to Call Special Meetings

  Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  Supermajority Vote Requirements

  Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

  Cumulative Voting

  Vote AGAINST proposals to eliminate cumulative voting.

  Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

  Confidential Voting

  Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

  4. Proxy Contests

  Voting for Director Nominees in Contested Elections

  Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

  Reimbursing Proxy Solicitation Expenses

  Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

  5. Poison Pills

  Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

  6. Mergers and Corporate Restructurings

  Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

  7. Reincorporation Proposals

  Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

  Common Stock Authorization

  Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

  Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

  Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

  Dual-class Stock

  Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

    It is intended for financing purposes with minimal or no dilution to current shareholders
    It is not designed to preserve the voting power of an insider or significant shareholder

  9. Executive and Director Compensation

  ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

  Vote AGAINST a plan if the cost exceeds the allowable cap.

  Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

    The plan expressly permits repricing of underwater options without shareholder approval; or
    There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or
    The company’s most recent three-year burn rate is excessive and is an outlier within its peer group.

  A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

  Director Compensation

  Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:

    Stock ownership guidelines (a minimum of three times the annual cash retainer)
    Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
    Balanced mix between cash and equity
    Non-employee directors should not receive retirement benefits/perquisites
    Detailed disclosure of cash and equity compensation for each director

  Management Proposals Seeking Approval to Reprice Options

  Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

    Historic trading patterns
    Rationale for the repricing
    Value-for-value exchange
    Option vesting
    Term of the option
    Exercise price
    Participation
    Treatment of surrendered options

  Qualified Employee Stock Purchase Plans

  Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

    Purchase price is at least 85 percent of fair market value,
    Offering period is 27 months or less, and
    Potential voting power dilution (VPD) is 10 percent or less.

  Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

  Nonqualified Employee Stock Purchase Plans

  Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

    Broad-based participation
    Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
    Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value
    No discount on the stock price on the date of purchase since there is a company matching contribution

  Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

APPENDIX C – PORTFOLIO MANAGERS

  DESCRIPTION OF COMPENSATION STRUCTURE

  Aberdeen Asset Management Inc. (“Adviser”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)

       The Adviser and AAMISL compensate the Fund's portfolio managers for their management of the Fund. The Fund’s portfolio managers’ compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.

  Other Managed Accounts

       The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Number of Accounts Managed by Each Portfolio Manager and
Name of Portfolio Manager	Total Assets by Category (as of September 30, 2008)

Aberdeen Asset Management Inc.

Keith Bachman	·	Mutual Funds: 8 accounts, $3,321.6M total assets (0 accounts,
$0 total assets of which the advisory fee is based on
performance)
	·	Other Pooled Investment Vehicles: 95 accounts, $5,241.1M
total assets (1 account, $42.0M total assets of which the
advisory fee is based on performance)
	·	Other Accounts: 162 accounts, $25,493.3M total assets (3
accounts, $400.6M total assets of which the advisory fee is
based on performance)

Warren Davis III	·	Mutual Funds: 8 accounts, $3,321.6M total assets (0 accounts,
$0 total assets of which the advisory fee is based on
performance)
	·	Other Pooled Investment Vehicles: 95 accounts, $5,241.1M
total assets (1 account, $42.0M total assets of which the
advisory fee is based on performance)
	·	Other Accounts: 162 accounts, $25,493.3M total assets (3
accounts, $400.6M total assets of which the advisory fee is
based on performance)


Number of Accounts Managed by Each Portfolio Manager and
Name of Portfolio Manager	Total Assets by Category (as of September 30, 2008)

Christopher Gagnier	·	Mutual Funds: 8 accounts, $3,321.6M total assets (0 accounts,
$0 total assets of which the advisory fee is based on
performance)
	·	Other Pooled Investment Vehicles: 95 accounts, $5,241.1M
total assets (1 account, $42.0M total assets of which the
advisory fee is based on performance)
	·	Other Accounts: 162 accounts, $25,493.3M total assets (3
accounts, $400.6M total assets of which the advisory fee is
based on performance)

Neil Moriarty	·	Mutual Funds: 8 accounts, $3,321.6M total assets (0 accounts,
$0 total assets of which the advisory fee is based on
performance)
	·	Other Pooled Investment Vehicles: 95 accounts, $5,241.1M
total assets (1 account, $42.0M total assets of which the
advisory fee is based on performance)
	·	Other Accounts: 162 accounts, $25,493.3M total assets (3
accounts, $400.6M total assets of which the advisory fee is
based on performance)

Daniel Taylor	·	Mutual Funds: 8 accounts, $3,321.6M total assets (0 accounts,
$0 total assets of which the advisory fee is based on
performance)
	·	Other Pooled Investment Vehicles: 95 accounts, $5,241.1M
total assets (1 account, $42.0M total assets of which the
advisory fee is based on performance)
	·	Other Accounts: 162 accounts, $25,493.3M total assets (3
accounts, $400.6M total assets of which the advisory fee is
based on performance)

Timothy Vile	·	Mutual Funds: 8 accounts, $3,321.6M total assets (0 accounts,
$0 total assets of which the advisory fee is based on
performance)
	·	Other Pooled Investment Vehicles: 95 accounts, $5,241.1M
total assets (1 account, $42.0M total assets of which the
advisory fee is based on performance)
	·	Other Accounts: 162 accounts, $25,493.3M total assets (3
accounts, $400.6M total assets of which the advisory fee is
based on performance)


Number of Accounts Managed by Each Portfolio Manager and
Name of Portfolio Manager	Total Assets by Category (as of September 30, 2008)

  Aberdeen Asset Management Investment Services Limited

Brett Diment	·	Mutual Funds: 5 accounts, $153.9M total assets
	·	Other Pooled Investment Vehicles: 8 accounts, $369.6M
total assets
	·	Other Accounts: 5 accounts, $635.9M total assets


  POTENTIAL CONFLICTS OF INTEREST


  Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment Services Limited


       The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

       In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

       Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

PART C: OTHER INFORMATION

Item 23. Exhibits

(a)	(1) Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1. of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A filed on August 25, 2008 (Accession Number 0001386893-08-000050) (“Post-Effective Amendment No. 3”).

(a) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a. of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on June 23, 2008 ( Accession Number 0001193125-08-138324) (“Post Effective Amendment No. 2”).

(b) Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Core Plus Income Fund is incorporated by reference to Exhibit EX- 99.a.1.b. of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed on November 6, 2008 ( Accession Number 0001421877-08-000264) (“Post Effective Amendment No. 5”).

(2) Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A filed on October 12, 2007 (Accession Number 0001137439-07-000471).

(b)	Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-effective Amendment No. 1 to the Registrant’s initial Registration Statement on Form N-1A filed on January 18, 2008 (Accession Number 0001386893-08- 000026) (“Pre-effective Amendment No. 1”).

(c)	(1) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(2) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

(d)	(1) Investment Advisory Agreement between Registrant and Aberdeen Asset Management Inc. (“AAMI”) is incorporated by reference to Exhibit EX-99.d.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a) Form of Schedule A to the Investment Advisory Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.d.1.a. of Post-Effective Amendment No. 4 to the

                Registrant’s Registration Statement on Form N-1A filed on September 2, 2008 (Accession Number 0001386893-08-000052)
                (“Post-Effective Amendment No. 4”).

  (2) Subadvisory Agreement between AAMI and Gartmore Global Partners is incorporated by reference to Exhibit EX-99.d.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

  (3) Subadvisory Agreement between AAMI and NorthPointe Capital LLC is incorporated by reference to Exhibit EX-99.d.3. of Post-Effective Amendment No. 2 filed on June 23, 2008.

  (4) Subadvisory Agreement between AAMI and Credit Suisse Asset Management, LLC is incorporated by reference to Exhibit EX-99.d.4. of Post-Effective Amendment No. 2 filed on June 23, 2008.

  (5) Subadvisory Agreement between AAMI and Security Investors, LLC is incorporated by reference to Exhibit EX-99.d.5. of Post-Effective Amendment No. 2 filed on June 23, 2008.

  (6) Subadvisory Agreement between AAMI and Aberdeen Asset Management Asia Limited is incorporated by reference to Exhibit EX-99.d.6. of Post-Effective Amendment No. 2 filed on June 23, 2008.

  (7) Subadvisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited is incorporated by reference to Exhibit EX-99.d.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)	Form of Exhibit A to the Subadvisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited is incorporated by reference to Exhibit EX-99.d.7.a. of Post-Effective Amendment No. 3 filed on August 25, 2008.

(e)	(1) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a) Form of Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors is incorporated by reference to Exhibit EX-99.e.1.a. of Post-Effective Amendment No.

4 filed on September 2, 2008.

(2) Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(f)	Not Applicable.

(g)	(1) Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.g.1. of Post- Effective Amendment No. 2 filed on June 23, 2008.

(a)	Form of Schedule 6 to the Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.g.1.a. of Post-Effective Amendment No. 4 filed on September 2, 2008.

             (2) Mutual Fund Rider to the Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated by reference to Exhibit EX-99.g.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(h)	(1) Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX-99.h.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a) Form of Exhibit B to the Fund Administration Agreement between Registrant and AAMI is incorporated by reference to Exhibit EX- 99.h.1.a. of Post-Effective Amendment No. 4 filed on September 2, 2008.

(2) Services Agreement between Registrant and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.2. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)	Amendment to Services Agreement is incorporated by reference to Exhibit EX-99.h.2.a. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(b)	Compliance Services Amendment to Services Agreement and Sub- Administration Agreement is incorporated by reference to Exhibit EX-99.h.2.b. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(c)	Form of Schedule A to Services Agreement between Registrant and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.2.c. of Post-Effective Amendment No. 4 filed on September 2, 2008.

(d)	Portal Services Amendment to Services Agreement is incorporated by reference to Exhibit EX-99.h.2.d. of Post-Effective Amendment No. 4 filed on September 2, 2008.

             (3) Sub-Administration Agreement between AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.3. of Post-Effective
             Amendment No. 2 filed on June 23, 2008.

(a)	Amendment to Sub-Administration Agreement is incorporated by reference to Exhibit EX-99.h.3.a. of Post-Effective Amendment No. 2 to filed on June 23, 2008.

(b)	Compliance Services Amendment to Services Agreement and Sub-Administration Agreement is incorporated by reference to

Exhibit EX-99.h.2.b. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(c)	Form of Schedule A to the Sub-Administration Agreement between AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.3.c. of Post-Effective Amendment No. 4 filed on September 2, 2008.

  (4) Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)	Form of Exhibit A to the Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4.a. of Post-Effective Amendment No. 4 filed on September 2, 2008.

  (5) Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)	Form of Exhibit A to the Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5.a. of Post-Effective Amendment No. 4 filed on September 2, 2008.

  (6) Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)	Form of Exhibit A to the Expense Limitation Agreement is incorporated by reference to Exhibit EX-99.h.6.a. of Post-Effective Amendment No. 4 filed on September 2, 2008.

  (7) Website Services Agreement between Registrant, AAMI and Citi Fund Services Ohio, Inc. is incorporated by reference to Exhibit EX-99.h.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)	Form of Schedule D to the Website Services Agreement is incorporated by reference to Exhibit EX-99.h.7.a. of Post-Effective Amendment No. 4 filed on September 2, 2008.

(i)	Opinion and Consent of Counsel that shares will be legally issued, fully paid and non-assessable for initial 26 Funds (Stradley Ronon Stevens & Young, LLP) is incorporated by reference hereto as Exhibit EX-99.i of Post-Effective Amendment No. 2 filed on June 23, 2008.

(j)	Consent of Counsel is attached hereto as Exhibit EX-99.j.

(k)	Not Applicable.

(l)	Initial Capital Agreement between Registrant and AAMI is incorporated by reference to Pre-effective Amendment No. 2 to the Registrant’s initial Registration Statement on Form N-1A filed on February 5, 2008 (Accession No.

000137439-08-000064).

(m)	(1) Distribution Plan is incorporated by reference to Exhibit EX-99.m. of Post- Effective Amendment No. 2 filed on June 23, 2008.

(2) Form of Distribution Plan is incorporated by reference to Exhibit EX-99.m.2.

of Post-Effective Amendment No. 4 filed on September 2, 2008.

(n)	(1) Rule 18f-3 Plan is incorporated by reference to Exhibit EX-99.n. of Post- Effective Amendment No. 5 filed on November 6, 2008.

(o)	Reserved.

(p)	(1) Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(2) Code of Ethics of Aberdeen Asset Management Inc., Aberdeen Asset

Management Investment Services Limited and Aberdeen Asset Management Asia Limited is incorporated by reference to Pre-effective Amendment No. 1 filed on January 18, 2008.

(3) Code of Ethics of Gartmore Global Partners is incorporated by reference to

Pre-effective Amendment No. 1 filed on January 18, 2008.

(4) Code of Ethics of NorthPointe Capital LLC is incorporated by reference to

Pre-effective Amendment No. 1 filed on January 18, 2008.

(5) Code of Ethics of Credit Suisse Asset Management, LLC incorporated by reference to Pre-effective Amendment No. 1 filed on January 18, 2008.

(6) Code of Ethics of Security Investors, LLC is incorporated by reference to Pre-

effective Amendment No. 1 filed on January 18, 2008.

(7) Code of Ethics of Aberdeen Fund Distributors LLC is incorporated by reference to Exhibit EX-99.p.7. of Post-Effective Amendment No. 2 filed on June 23, 2008.

(q)	(1) Powers of Attorney with respect to the Trust for P. Gerald Malone, Warren C. Smith, Richard H. McCoy, Jack Solan, Peter D. Sacks, Martin Gilbert, John T.

Sheehy and Gary Bartlett are incorporated by reference to Exhibit EX-99.q.1. of Pre-effective Amendment No. 1 filed on January 18, 2008.

(2) Powers of Attorney with respect to the Trust for William Baltrus, Vincent

Esposito, Joseph Malone, Jennifer Nichols and Lucia Sitar are incorporated by reference to Exhibit EX-99.q.2. of Pre-effective Amendment No. 1 filed on January 18, 2008.

(3) Power of Attorney with respect to the Trust for Megan Kennedy is incorporated by reference to Exhibit EX-99.q.3. of Post-Effective Amendment No. 3 filed August 25, 2008.

  Item 24. Persons Controlled by or under Common Control with Registrant.

  No person is controlled by or under common control with the Registrant.

Item 25. Indemnification

(a)	Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted. Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust. No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b)	The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c)	In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of the Investment Advisory Agreement between the Registrant and Aberdeen Asset Management, Inc. (“AAMI”) (2) Section 10(b) of the Sub-Advisory Agreements among the Registrant, AAMI and each of the following sub-advisers; (a) Credit Suisse Asset Management, LLC; (b) Gartmore Global Partners; (c) Security Investors, LLC; (d) NorthPointe Capital LLC; (e) Aberdeen Asset Management Asia Limited and

  (f) Aberdeen Asset Management Investment Services Limited; (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors LLC; (4) Section 10(a) and (b) of the Services Agreement between the Registrant and Citi Fund Services Ohio, Inc. and (g) Section 7.1(c) of the Global Custody Agreement between the Registrant and JP Morgan Chase Bank, N.A. Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties. These Agreements are incorporated herein by references to Item 23.

  Item 26. Business and Other Connections of the Investment Adviser.

  The Registrant’s investment adviser, Aberdeen Asset Management Inc. (“AAMI”), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, AAMI provides investment advisory services to individual accounts. Additional information as to AAMI and the directors and officers of AAMI is included in AAMI’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of AAMI and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMI and such officers and directors during the past two years.

  The Registrant’s subadviser, Gartmore Global Partners (“GGP”), is a Delaware partnership. Additional information as to GGP and the directors and officers of GGP is included in GGP’s Form ADV filed with the SEC (File No. 801-48811), which is incorporated herein by reference and sets forth the officers and directors of GGP and information as to any business, profession, vocation or employment of a substantial nature engaged in by GGP and such officers and directors during the past two years.

  The Registrant’s subadviser, NorthPointe Capital LLC (“NorthPointe”), is a Delaware limited liability company. Additional information as to NorthPointe and the directors and officers of NorthPointe is included in NorthPointe’s Form ADV filed with the SEC (File No. 801-57064), which is incorporated herein by reference and sets forth the officers and directors of NorthPointe and information as to any business, profession, vocation or employment of a substantial nature engaged in by NorthPointe and such officers and directors during the past two years.

  The Registrant’s subadviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), is a Delaware limited liability company. Additional information as to Credit Suisse and the directors and officers of Credit Suisse is included in Credit Suisse’s Form ADV filed with the SEC (File No. 801-37170), which is incorporated herein by reference and sets forth the officers and directors of Credit Suisse and information as to any business, profession, vocation or employment of a substantial nature engaged in by Credit Suisse and such officers and directors during the past two years.

  The Registrant’s subadviser, Security Investors, LLC, is a limited liability company. Additional information as to Security Investors, LLC and the directors and officers of Security Investors, LLC is included in Security Investors, LLC’s Form ADV filed with the SEC (File No. 801-8008), which is incorporated herein by reference and sets forth the officers and directors of Security Investors, LLC and information as to any business, profession, vocation or employment of a substantial nature engaged in by Security Investors, LLC and such officers and directors during the past two years.

  The Registrant’s subadviser, Aberdeen Asset Management Investment Services Limited (“AAMISL”), is a United Kingdom corporation. Additional information as to AAMISL and the directors and officers of AAMISL is included in AAMISL’s Form ADV filed with the SEC (File No. 801-12880), which is incorporated herein by reference and sets forth the officers and directors of AAMISL and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMISL and such officers and directors during the past two years.

  The Registrant’s subadviser, Aberdeen Asset Management Asia Limited (“AAMAL”), is a Singapore corporation. Additional information as to AAMAL and the directors and officers of AAMAL is included in AAMAL’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of AAMAL and information as to any business, profession, vocation or employment of a substantial nature engaged in by AAMAL and such officers and directors during the past two years.

  Item 27. Principal Underwriters.

(a)	Aberdeen Fund Distributors LLC (the “Distributor”) does not act as principal underwriter for any other investment companies.

(b)

Name	Position with Underwriter	Position with Registrant

Vincent Esposito	Chief Executive Officer	President and Chief Executive
Officer
5 Tower Bridge
300 Barr Harbor
Drive, Suite 300
West Conshohocken,
PA 19428
Christopher Brown

5 Tower Bridge	Chief Compliance Officer, Chief	None
300 Barr Harbor	Financial Officer and Financial
Drive, Suite 300	Operations Principal
West Conshohocken,
PA 19428

(c) Not Applicable. Item 28. Location of Accounts and Records.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of Citi Fund Services Ohio, Inc.: 3435 Stelzer Road, Columbus, Ohio 43219 and 100 Summer Street, 15th Floor, Boston, Massachusetts 02110 with the exception of those maintained by the Registrant’s investment adviser, Aberdeen Asset Management Inc. at 1735 Market Street, 37th Floor, Philadelphia, PA 19103.

  Item 29. Management Services.

  Not Applicable.

  Item 30. Undertakings.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 25, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 6/8 to this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 6/8 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 14th day of November, 2008.

Aberdeen Funds
Registrant

By: Vincent Esposito[1]

Vincent Esposito
President of Aberdeen Funds

  Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date
Gary Bartlett[1]	Trustee	November 14, 2008

Gary Bartlett

Vincent Esposito[1]	President and Chief Executive Officer	November 14, 2008

Vincent Esposito

Megan Kennedy [1]	Treasurer, Chief Financial Officer And	November 14, 2008

Megan Kennedy	Principal Accounting Officer

P. Gerald Malone[1]	Chairman of the Board	November 14, 2008

P. Gerald Malone

Richard H. McCoy[1]	Trustee	November 14, 2008

Richard H. McCoy

Peter D. Sacks[1]	Trustee	November 14, 2008

Peter D. Sacks

John T. Sheehy[1]	Trustee	November 14, 2008

John T. Sheehy

Warren C. Smith[1]	Trustee	November 14, 2008

Warren C. Smith

Jack Solan[1]	Trustee	November 14, 2008

Jack Solan

Martin Gilbert[1]	Trustee	November 14, 2008

Martin Gilbert

By:/s/Jennifer A. Nichols____________________________ Jennifer Nichols Attorney In Fact

  1 Pursuant to a power of attorney incorporated herein by reference.

EXHIBITS INDEX

EXHIBITS		EXHIBIT NO.
Consent of Counsel		EX-99.j.